As filed with the Securities and Exchange Commission on July 29, 2004

File Nos. 033-87148 and 811-8898

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ---	[ ]

Post-Effective Amendment No. 12	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 14	[X]

(Check Appropriate Box or Boxes)

BUFFALO HIGH YIELD FUND, INC.
(Exact Name of Registrant as Specified in Charter)

5420 W. 61st Place
Shawnee Mission, KS 66205
(Address of Principal Executive Offices) (Zip Code)

(913) 384-1513
(Registrant’s Telephone Numbers, Including Area Code)

Copies to:

Kent W. Gasaway
5420 W. 61st Place
Shawnee Mission, KS 66205
(Name and Address of Agent for Service)

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):
[X]	immediately upon filing pursuant to paragraph (b).
[ ]	on pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

           BUFFALO®
           FUNDS

Balanced Fund
High Yield Fund
Large Cap Fund
Micro Cap Fund
Mid Cap Fund
Science & Technology Fund
Small Cap Fund
USA Global Fund

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

July 29, 2004

Prospectus	July 29, 2004

Buffalo Micro Cap Fund	INVESTMENT ADVISOR AND MANAGER (the “Advisor”):
KORNITZER CAPITAL MANAGEMENT, INC.
Shawnee Mission, Kansas

DISTRIBUTED BY:
Quasar Distributors, LLC
Milwaukee, Wisconsin

Investment Objectives and Principal Investment Strategies

The investment objectives for the Buffalo Balanced, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Science & Technology, Buffalo Small Cap and Buffalo USA Global Funds are long-term growth of capital. In addition, the Buffalo Balanced Fund also seeks to produce high current income. The investment objective for the Buffalo High Yield Fund is high current income with long-term growth of capital as a secondary objective.

To pursue their investment objectives, the Funds intend to primarily invest as described below:
  Buffalo Balanced Fund (BUFBX)--in domestic common stocks, convertible preferred stocks, convertible debt securities, corporate debt securities and other debt securities, many of which are higher-yielding, high-risk debt securities.

  Buffalo High Yield Fund (BUFHX)--at least 80% of its net assets in higher-yielding, higher-risk debt securities.

  Buffalo Large Cap Fund (BUFEX)--at least 80% of its net assets in domestic common stocks of large-capitalization (“large-cap”) companies, most of which are listed on the New York Stock Exchange.

  Buffalo Micro Cap Fund (BUFOX)--at least 80% of its net assets in domestic common stocks and other equity securities of micro-capitalization (“micro-cap”) companies.

  Buffalo Mid Cap Fund (BUFMX)--at least 80% of its net assets in domestic common stocks and other equity securities of medium-capitalization (“mid-cap”) companies.

  Buffalo Science & Technology Fund (BUFTX)--at least 80% of its net assets in domestic common stocks and other equity securities of companies expected to benefit from the development, advancement or use of science and technology.

  Buffalo Small Cap Fund (BUFSX)--at least 80% of its net assets in domestic common stocks and other equity securities of small-capitalization (“small-cap”) companies.

  Buffalo USA Global Fund (BUFGX)--at least 80% of its net assets in common stocks of companies based in the United States that have substantial operations around the globe. The international operations of these U.S. based companies will provide Fund investors with exposure to at least three foreign countries.
Each Fund’s principal investment strategies are described below:
  Buffalo Balanced Fund invests in a combination of domestic common stocks, preferred stocks, convertible preferred stocks, convertible debt securities, corporate debt securities, and other debt securities, including mortgage- and asset-backed securities. Many of the debt securities in which the Fund invests are higher-yielding, higher-risk investments rated below investment grade by the major rating agencies, commonly known as “junk bonds.” The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values. Usually, the Advisor will invest at least 25% of the Fund’s assets in equity securities and at least 25% in debt securities. With respect to debt securities, the Advisor uses extensive fundamental research to identify investment opportunities for the Fund, placing emphasis on relative value and good corporate management. The Advisor looks at a number of past, present and estimated future factors, including (1) financial strength of the issuer, (2) cash flow, (3) management, (4) borrowing requirements, and (5) sensitivity to changes in interest rates and business conditions. With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.

1

  Buffalo High Yield Fund normally invests at least 80% of its net assets in higher-yielding, high-risk, debt securities rated below investment grade by the major rating agencies. The Fund may also invest in preferred stocks, convertible preferred stocks, convertible debt securities, as well as mortgage- and asset-backed securities. The Fund’s Advisor uses extensive fundamental research to identify investment opportunities for the Fund, placing emphasis on relative value and good corporate management. The Advisor looks at a number of past, present and estimated future factors, including (1) financial strength of the issuer, (2) cash flow, (3) management, (4) borrowing requirements, and (5) sensitivity to changes in interest rates and business conditions.

  Buffalo Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks of large-cap companies. The Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization (the total market value of a company’s outstanding stock) of $10 billion or greater. In its selection process for this Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends. The Advisor also selects securities based upon (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.

  Buffalo Micro Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks) of micro-cap companies. The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization less than or equal to (1) $600 million, or (2) the median capitalization of companies in the Russell 2000 Index, whichever is greater. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes with the composition of the Russell 2000 Index. As of June 30, 2004, the median capitalization of companies in the Russell 2000 Index was approximately $511 million. In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends. The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management, and (3) rigorous valuation analysis.

  Buffalo Mid Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of mid-cap companies. The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion. In its selection process for this Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological and other trends. The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management, and (3) rigorous valuation analysis.

  Buffalo Science & Technology Fund normally invests at least 80% of its nets assets in domestic stocks and other equity securities (including convertible preferred stocks and warrants) of companies expected to benefit from the development, advancement or use of science and technology. The Fund invests in securities the Advisor believes have prospects for above average earnings based on intensive fundamental research. Holdings can range from small-cap companies that are developing new technologies to large, blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development of the advance. Some of the industries likely to be represented in the Fund’s portfolio are electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

  Buffalo Small Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small-cap companies. The Fund considers a company to be a small-cap company if, at time of purchase, (1) it has a market capitalization of $1 billion or less, or (2) if the company’s market capitalization would place it in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the Fund targets companies with individual market capitalizations of $2 billion or less at the time of initial purchase. In its selection process for this Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or other trends. The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management, and (3) rigorous valuation analysis.

  Buffalo USA Global Fund normally invests at least 80% of its net assets in common stocks of companies based in the United States that have substantial international operations. The Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or pre-tax income from sales or operations outside of the U.S. The Fund will diversify its investment in these American companies so that the Fund is exposed to the markets of at least three different foreign countries. In its selection process for this Fund, the Advisor seeks to identify U.S. based companies with substantial international operations that are expected to benefit from long-term industry, technological or other trends. The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management, and (3) rigorous valuation analysis.
The following is a description of the Funds’ principal types of investments:
  Common stocks are equity securities that represent shares of ownership of a company.

  Preferred stocks are equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets.

  Convertible preferred stocks are preferred stocks that may be converted into or exchanged for common stock of the same issuer under certain circumstances.

  Convertible debt securities are debt securities that may be converted into or exchanged for common stock.

  A warrant is a right to purchase a security at a fixed price at a fixed time, but does not provide the holder the right to receive dividends or the right to vote.

  Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.

  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).
Covered Call Options--Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options. A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities. Up to 25% of a Fund’s net assets may be subject to covered call options.

American Depositary Receipts (“ADRs”)--Each of the Buffalo Funds (except the Buffalo USA Global Fund) may invest up to 25% of its net assets in sponsored or unsponsored ADRs, though none of the Funds intend to invest in foreign securities directly. ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. Dollars and represent ownership in underlying foreign securities. As a purchaser of unsponsored ADRs, a Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR. Each Fund presently expects to limit its investments (at cost) in ADRs to less than 10% of net assets.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Funds’ investments. Instead, to reduce turnover of the Funds’ holdings, the Advisor’s general strategy is to purchase securities for the Funds based upon what the Advisor believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. The Advisor may sell a Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities. The Funds look to invest in both “growth” and “value” companies without favoring either of these particular investment styles.

3

Temporary Investments--Each Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, a Fund may not achieve its investment objective and, instead, will focus on preserving your investment. To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Objectives and Policies--The objectives, strategies and policies described above explain how each Buffalo Fund is managed and (with the exception of the Buffalo Micro Cap Fund’s, Buffalo Mid Cap Fund’s, and the Buffalo Science & Technology Fund’s objectives, strategies and policies and the Buffalo Large Cap Fund’s definition of large-cap) may only be changed with the approval of a Fund’s shareholders. However, the Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Science and Technology Funds will not change their respective investment policy of investing at least 80% of each Fund’s net assets according to the strategies described above without first providing shareholders with at least 60 days prior notice.

Principal Risk Factors

Market Risks--(Applies to all Funds) Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. To the extent the Funds invest in equity securities, the share price of the Funds will go up and down in value as the equity markets change. Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. As with any mutual fund, there is a risk that you could lose money by investing in the Buffalo Funds.

Management Risk--(Applies to all Funds) The Funds’ success depends largely on the Advisor’s ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in “favor.” In addition, there is the risk that the strategies, research or analysis techniques used by the Advisor and/or the Advisor’s security selection may fail to produce the intended result.

Science and Technology Sector Risks--(Applies primarily to the Buffalo Science & Technology Fund) Because the Buffalo Science & Technology Fund focuses its investments on businesses in science and technology-related industries, it is likely to be more volatile than other types of broadly invested mutual funds, including the other Buffalo Funds. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may quickly become obsolete. Earnings disappointments can result in sharp price declines. In addition, these industries can be affected by competition from new market entrants as well as developing government regulations and policies. Given these risks, an investment in the Buffalo Science & Technology Fund may be more suitable for long-term investors, who are willing to withstand the Fund’s potential for volatility.

Technology Company Risk--(Applies to the Buffalo Science & Technology, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap, Buffalo Balanced and Buffalo USA Global Funds) These Funds may at times invest a significant amount of their assets (more than 25%) in technology companies. Although technology companies are found among a broad range of industries, common among technology companies is that they often face unusually high price volatility, both in terms of gains and losses. To the extent that these Funds make investments in such companies, their share price is likely to be more volatile. The potential for wide variations in performance is based on the special risks common to technology companies. Given these risks, an investment in these Funds may be more suitable for long-term investors, who are willing to withstand the Funds’ potential for volatility.

4

Large-Cap Company Risks--(Applies to the Buffalo Large Cap, Buffalo USA Global, Buffalo Science & Technology and Buffalo Balanced Funds) Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risks--(Applies primarily to the Buffalo Mid Cap Fund) Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and the risks are passed on to the Funds. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Risks--(Applies primarily to the Buffalo Small Cap and Buffalo Micro-Cap Funds). The Buffalo Small Cap and Buffalo Micro-Cap Funds will, and the other Buffalo Funds may occasionally, invest in small-cap companies. Generally, small-cap and less seasoned companies have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Buffalo Small Cap Fund or Buffalo Micro-Cap Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Micro-Cap Company Risks--(Applies primarily to the Buffalo Micro Cap and Buffalo Small Cap Funds) The Buffalo Micro Cap Fund will invest in micro-cap companies. Generally, small, less-seasoned companies have more potential for rapid growth. They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Fund. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalization, and will be more vulnerable to adverse business or economic developments in the market as a whole. The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies. Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. Because of this, if the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Buffalo Micro Cap Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Debt Securities Risks--(Applies to all Funds) To the extent that the Funds invest in debt securities, their share price will go up and down in value as interest rates change and as other factors that affect the yields and principal values of debt securities change. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. These fluctuations tend to increase as a debt security’s maturity increases such that a longer-term debt securities will increase or decrease more for a given change in interest rates than a shorter-term debt securities.

5

High Yield Risks--(Applies to the Buffalo Balanced Fund and the Buffalo High Yield Fund) The Buffalo Balanced and the Buffalo High Yield Funds invest in higher-yielding, high-risk bonds (so called “junk-bonds”). These lower-rated bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer will fail to make timely payments of principal or interest. Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. Lower-rated debt securities tend to have less liquid markets than higher-rated debt securities, and their market prices tend to react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments than higher-rated bonds.

Mortgage-Backed and Asset-Backed Securities Risks—(Applies to the Buffalo Balanced Fund and the Buffalo High Yield Fund) Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund’s share price and its income distributions.

International Risks--(Applies to all Funds) International investing poses additional risks such as currency fluctuation and political instability. Buffalo USA Global Fund attempts to limit these risks by investing only in U.S. companies with international operations. Although this investment style is not direct foreign investment, the companies in which this Fund invests will directly experience these risks in their day-to-day business operations. Other Buffalo Funds may also occasionally gain international exposure through the purchase of sponsored or unsponsored ADRs, which are securities of foreign companies that are denominated in U.S. Dollars. ADRs are subject to similar risks as other types of foreign investments. In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

Covered Call Writing Risks--(Applies to all Funds) A Fund may experience the loss of opportunity on securities with written call options that reach their exercise price before the expiration date because the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price. Furthermore, stocks held or purchased by the Funds may become less attractive for writing covered call options. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in affect unless the Fund effects a closing purchase transaction.

Past Performance

The tables below and on the following pages provide an indication of the risks of investing in the Buffalo Funds. The tables on the left side show changes in the total returns generated by the respective Fund for each calendar year. The table on the right side includes several indexes against which each Fund compares its performance. The first index is a broad measure of market performance. Any other index(es) show(s) how the particular Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds. Each table reflects all expenses of the respective Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A Fund’s past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

The table on the right side also presents the impact of taxes on the Funds’ returns. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own a Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

6

This Prospectus does not include performance information for the Buffalo Micro Cap Fund because the Fund has only recently commenced operations. Once the Buffalo Micro Cap Fund has been in operation for at least a full calendar year, this Prospectus will include a bar chart of annual total returns and a performance table of average annual total returns for the Fund.

7

Buffalo Balanced Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 6.74%
Best Quarter June 30, 2003 = 14.83%
Worst Quarter September 30, 2001 = -14.24%

Average Annual Total Return as of December 31, 2003

	1 Year	5 Years	Since Inception*

Buffalo Balanced Fund
Return Before Taxes	25.82%	3.95%	7.02%
Return After Taxes on Distributions	24.58%	2.40%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares	17.07%	2.41%	4.24%
S&P 500 Index[1]	28.68%	-0.57%	11.74%
S&P 500 Index and Merrill Lynch U.S. Domestic Master Index Weighted Average[2]	18.86%	2.31%	10.15%
Lipper Balanced Funds Index[3]	19.94%	2.95%	8.98%
*	Buffalo Balanced Fund commenced operations on August 12, 1994.
[1]	The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
[2]	The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch U.S. Domestic Master Index. The Merrill Lynch U.S. Domestic Master Index is a capitalization weighted aggregation of outstanding U.S. treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified criteria. The stated indices reflect the reinvestment of dividends and capital gains but do not reflect the deduction of management fees or other expenses.
[3]	The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

8

Buffalo High Yield Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 2.43%
Best Quarter June 30, 2003 = 9.01%
Worst Quarter September 30, 1998 = -8.17%

Average Annual Total Return as of December 31, 2003

	1 Year	5 Years	Since Inception*

Buffalo High Yield Fund
Return Before Taxes	20.25%	8.05%	9.14%
Return After Taxes on Distributions	18.33%	4.89%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	13.14%	4.82%	5.82%
Merrill Lynch High Yield Master Index[1]	27.23%	5.47%	7.28%
Lipper High Yield Bond Funds Index[2]	26.36%	2.92%	5.45%
*	Buffalo High Yield Fund commenced operations on May 19, 1995.
[1]	The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole. The index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of investment management fees, other expenses or taxes.
[2]
The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

9

Buffalo Large Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 2.59%
Best Quarter June 30, 2003 = 20.52%
Worst Quarter June 30, 2002 = -19.96%

Average Annual Total Return as of December 31, 2003

	1 Year	5 Years	Since Inception*

Buffalo Large Cap Fund
Return Before Taxes	29.72%	2.94%	11.39%
Return After Taxes on Distributions	29.68%	2.26%	9.66%
Return After Taxes on Distributions and Sale of Fund Shares	19.36%	2.23%	9.02%
S&P 500 Index[1]	28.68%	-0.57%	11.05%
Lipper Capital Appreciation Funds Index [2]	31.15%	0.31%	8.38%
Lipper Large-Cap Core Funds Index [3]	24.80%	-1.08%	9.58%
*	Buffalo Large Cap Fund commenced operations on May 19, 1995.
[1]
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.

[2]	The Lipper Capital Appreciation Funds Index is an equally weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in the investment objective. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.
[3]
Lipper has changed its classification of the Buffalo Large Cap Fund to a “Large-Cap Core Fund” and therefore the Fund is including the Lipper Large-Cap Core Funds Index. The Lipper Large-Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on assets) in the Lipper Large-Cap classification. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

10

Buffalo Mid Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 9.09%
Best Quarter June 30, 2003 = 22.02%
Worst Quarter September 30, 2002 = -18.56%

Average Annual Total Return as of December 31, 2003

	1 Year	Since Inception*

Buffalo Mid Cap Fund
Return Before Taxes	43.66%	5.81%
Return After Taxes on Distributions	43.66%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	28.38%	4.96%
S&P Midcap 400 Index[1]	35.62%	8.76%
Russell Midcap Index[2]	40.06%	9.55%
Lipper Mid-Cap Core Funds Index[3]	36.58%	7.34%
*	Buffalo Mid Cap Fund commenced operations on December 17, 2001.
[1]
The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The performance of the S&P Midcap 400 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.

[2]
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index has a total market range of approximately $1.3 billion to $10.8 billion. The performance of the Russell Midcap Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.

[3]	The Lipper Mid-Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

11

Buffalo Science & Technology Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 11.32%
Best Quarter June 30, 2003 = 28.95%
Worst Quarter June 30, 2002 = -31.24%

Average Annual Total Return as of December 31, 2003

	1 Year	Since Inception*

Buffalo Science & Technology Fund
Return Before Taxes	62.68%	0.26%
Return After Taxes on Distributions	62.68%	0.26%
Return After Taxes on Distributions and Sale of Fund Shares	40.74%	0.22%
S&P 500 Index[1]	28.68%	-0.55%
Lipper Science & Technology Funds Index[2]	51.31%	-8.27%
*	Buffalo Science & Technology Fund commenced operations on April 16, 2001.
[1]
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.

[2]	The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. There are currently 30 funds represented in this index. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

12

Buffalo Small Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 15.50%
Best Quarter June 30, 2003 = 30.38%
Worst Quarter September 30, 2002 = -23.00%

Average Annual Total Return as of December 31, 2003

	1 Year	5 Years	Since Inception*

Buffalo Small Cap Fund
Return Before Taxes	51.24%	21.56%	17.94%
Return After Taxes on Distributions	51.03%	20.75%	17.21%
Return After Taxes on Distributions and Sale of Fund Shares	33.57%	18.72%	15.53%
S&P Smallcap 600 Index [1]	38.79%	9.67%	5.99%
Russell 2000 Index [2]	47.25%	7.13%	3.81%
Lipper Small-Cap Core Funds Index[3]	40.90%	9.39%	5.37%
*	Buffalo Small Cap Fund commenced operations on April 14, 1998.
[1]
The S&P Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The performance of the S&P Smallcap 600 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.

[2]
The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The performance of the Russell 2000 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.

[3]
The Lipper Small-Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

13

Buffalo USA Global Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2004) = 6.23%
Best Quarter December 31, 1999 = 21.19%
Worst Quarter September 30, 2002 = -19.58%

Average Annual Total Return as of December 31, 2003

	1 Year	5 Years	Since Inception*

Buffalo USA Global Fund
Return Before Taxes	36.11%	6.29%	12.00%
Return After Taxes on Distributions	36.11%	5.33%	10.55%
Return After Taxes on Distributions and Sale of Fund Shares	23.48%	5.03%	9.84%
S&P 500 Index[1]	28.68%	-0.57%	11.05%
Lipper Capital Appreciation Funds Index[2]	31.15%	0.31%	8.38%
Lipper Global Funds Index[3]	31.96%	2.04%	7.42%
*	Buffalo USA Global Fund commenced operations on May 19, 1995.
[1]
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.

[2]
The Lipper Capital Appreciation Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the 30 largest qualifying funds in the investment objective. Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

[3]
The Lipper Global Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying funds in the investment objective (to invest a least 25% of its portfolio in securities traded outside of the united States). Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

14

Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Micro Cap Fund

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee*	None	2.00†	None	2.00%†
Exchange Fee	None	None	None	None

	Buffalo Mid Cap Fund	Buffalo Science & Technology Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee*	None	None	None	None
Exchange Fee	None	None	None	None
*	A $15 fee is imposed for redemptions by wire.
†	If you redeem or exchange shares of the Buffalo High Yield Fund or the Buffalo Micro Cap Fund within 180 days of purchase, you will be charged a 2.00% redemption fee.

	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Micro Cap Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.45%
Distribution (12b-1) Fees	None	None	None	None
Other Expenses	0.05%	0.03%	0.04%	0.11%*
Total Annual Fund Operating Expenses	1.05%	1.03%	1.04%	1.56%

	Buffalo Mid Cap Fund	Buffalo Science & Technology Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None	None
Other Expenses	0.03%	0.03%	0.01%	0.03%
Total Annual Fund Operating Expenses	1.03%	1.03%	1.01%	1.03%
*	Because the Micro Cap Fund has recently commenced operations, the “Other Expenses” figure shown reflects estimated expenses expected to be incurred for the fiscal period ending March 31, 2005.

15

Fee Examples

The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Buffalo Balanced Fund	$107	$334	$579	$1,283
Buffalo High Yield Fund	$105	$328	$569	$1,259
Buffalo Large Cap Fund	$106	$331	$574	$1,271
Buffalo Micro Cap Fund	$158	$491	N/A	N/A
Buffalo Mid Cap Fund	$105	$328	$569	$1,259
Buffalo Science & Technology Fund	$105	$328	$569	$1,259
Buffalo Small Cap Fund	$103	$322	$558	$1,236
Buffalo USA Global Fund	$105	$328	$569	$1,259

Management and Investment Advisor

Kornitzer Capital Management, Inc., (“KCM” or the “Advisor”) is the manager and investment advisor for each of the Buffalo Funds. KCM was founded in 1989. In addition to managing and advising the Buffalo Funds, it provides investment advisory services to a broad variety of individual, corporate and other institutional clients. As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian, independent auditors and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205. As compensation for KCM’s services, each Fund (except the Buffalo Micro Cap Fund) pays KCM a fee each month at the annual rate of 1.00% of each Fund’s average daily net assets (1.45% for the Buffalo Micro Cap Fund).

Operating expenses not required in the normal operation of the Funds are payable by the Funds. These expenses include taxes, interest, governmental charges and fees, including registration of the Funds with the Securities and Exchange Commission and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

Portfolio Managers

The Buffalo Funds are managed by a team of nine portfolio managers supported by an experienced investment analysis and research staff. The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer. Mr. Kornitzer is the president and chief investment officer of KCM, and has over 35 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the Buffalo Balanced Fund.

Kent Gasaway. Mr. Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with more than 21 years of research and management experience. Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed Mutual Funds Group. He holds a B.S. in Business Administration from Kansas State University. Mr. Gasaway serves as lead portfolio manager of the Buffalo High Yield Fund. He also serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap, Buffalo Science & Technology and Buffalo USA Global Funds.

16

Bob Male. Mr. Male is a Chartered Financial Analyst and has more than 15 years of investment research experience. Prior to joining KCM in 1997, he was a senior equity securities analyst with the USAA Investment Management Co. mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap, Buffalo Science & Technology and Buffalo USA Global Funds.

Grant P. Sarris. Mr. Sarris joined KCM in 2003 and is a Chartered Financial Analyst. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002-2003 and portfolio manager from 1997-2002. Mr. Sarris serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap, Buffalo Science & Technology and Buffalo USA Global Funds.

William Kornitzer. Mr. Kornitzer worked for KCM as a research analyst from 1997-2000 and recently rejoined the firm in 2004 as a Senior Vice President and co-portfolio manager of the Buffalo Large Cap and Buffalo USA Global Funds. He was previously an executive director and portfolio manager at USAA Investment Management Company from 2000-2004. Kornitzer received his MBA from Drexel University and his B.S. in Finance from Virginia Tech. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 12 years of investment experience.

Jonathan Angrist. Mr. Angrist joined KCM in 2004 with more than 10 years of investment management and consulting experience. Previously, Mr. Angrist spent 6 years as a private equity investment professional at the leveraged buyout firm Harvest Partners, Inc., serving most recently as a Principal. He holds a B.S. and an MBA from Tulane University. Mr. Angrist serves as co-portfolio manager of the Buffalo Micro Cap Fund.

Elizabeth Jones. Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002-2003.  She pursued her M.B.A. degree from Arizona State University from 2000-2002.  She was a practicing M.D. for over eight years from 1992-2000.  Ms. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and a M.B.A. from Arizona State University.  Ms. Jones serves as co-portfolio manager of the Buffalo Science & Technology Fund. She has three years of investment experience and 11 years of healthcare industry experience.

Dave Carlsen. Mr. Carlsen joined KCM in 2004 and is a Chartered Financial Analyst. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. in Milwaukee from 2000-2004, and also worked for Northern Capital Management Inc. from 1992-2000. Mr. Carlsen received a B.S. in finance and investments from the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the Buffalo Science & Technology Fund and has over 12 years of investment experience.

Clay Brethour. Mr. Brethour joined KCM in 2000 and is a Chartered Financial Analyst. He previously was an equity research analyst with Security Management Group from 1999-2000 and a research analyst with Dain Rauscher Wessels from 1992-1999. Mr. Brethour holds a B.S. in Business-Finance from Kansas State University. Mr. Brethour serves as co-portfolio manager of the Buffalo Science & Technology Fund and has over 12 years of investment experience.

Quasar Distributors, LLC serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent. Quasar Distributors, LLC is located at 615 East Michigan Street, Milwaukee, WI 53202. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, WI 53202. Until May 1, 2003, Jones & Babson, Inc., Kansas City, Missouri, served as the Buffalo Funds’ principal underwriter.

17

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or at least since inception). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Funds’ financial statements, which have been audited by Ernst & Young LLP and which are included in the annual report. The Buffalo Funds’ annual report is available at no charge upon request. Because the Buffalo Micro Cap Fund has recently commenced operations, there are no financial highlights available at this time.

Buffalo Balanced Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,
	2004	2003	2002(a)	2001	2000

Net asset value, beginning of year	$7.27	$ 9.27	$ 8.97	$ 9.86	$ 8.87

Income from investment operations:
Net investment income	0.29	0.20	0.33	0.35	0.57
Net gains (losses) on securities (both realized and unrealized)	2.12	(1.99)	0.23	(0.79)	0.87

Total from investment operations	2.41	(1.79)	0.56	(0.44)	1.44

Less distributions:
Dividends from net investment income	(0.30)	(0.21)	(0.26)	(0.45)	(0.45)
Distributions from capital gains	--	--	--	--	--

Total distributions	(0.30)	(0.21)	(0.26)	(0.45)	(0.45)

Net asset value, end of year	$ 9.38	$ 7.27	$ 9.27	$ 8.97	$ 9.86

Total return	33.50%	(19.32%)	6.48%	(4.58%)	16.78%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$ 77	$ 18	$ 23	$ 28	$ 29
Ratio of expenses to average net assets	1.05%	1.10%	1.08%	1.06%	1.05%
Ratio of net investment income to average net assets	3.47%	2.60%	2.71%	3.72%	5.82%
Portfolio turnover rate	32%	45%	12%	68%	33%
(a)
 As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended March 31, 2002 was to decrease net investment income per share by less than ½ of a cent, increase net realized and unrealized gains and losses per share by less than ½ of a cent, and the ratio of net investment income to average net assets per share was unchanged. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

18

Buffalo High Yield Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,
	2004	2003	2002(a)	2001	2000

Net asset value, beginning of year	$ 9.86	$ 9.87	$ 10.24	$ 10.21	$ 10.74

Income from investment operations:
Net investment income	0.43	0.55	0.73	1.05	1.05
Net gains (losses) on securities (both realized and unrealized)	1.38	0.01	(0.34)	0.02	(0.54)

Total from investment operations	1.81	0.56	0.39	1.07	0.51

Less distributions:
Dividends from net investment income	(0.43)	(0.57)	(0.76)	(1.04)	(1.04)
Distributions from capital gains	--	--	--	--	--

Total distributions	(0.43)	(0.57)	(0.76)	(1.04)	(1.04)

Net asset value, end of year	$ 11.24	$ 9.86	$ 9.87	$ 10.24	$ 10.21

Total return	18.56%	5.95%	3.95%	11.16%	4.83%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$ 324	$ 143	$ 70	$ 42	$ 44
Ratio of expenses to average net assets	1.03%	1.03%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	3.89%	6.24%	7.63%	10.30%	9.05%
Portfolio turnover rate	51%	33%	36%	54%	16%
(a)	As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended March 31, 2002 was to decrease net investment income per share by less than ½ of a cent, increase net realized and unrealized gains and losses per share by less than ½ of a cent, and decrease the ratio of net investment income to average net assets from 7.73% to 7.63%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

19

Buffalo Large Cap Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of year	$ 12.57	$ 18.14	$ 17.99	$ 21.91	$ 16.95

Income from investment operations:
Net investment income (loss)	0.01	0.03	(0.03)	0.04	0.01
Net gains (losses) on securities (both realized and unrealized)	5.02	(5.60)	0.39	(1.98)	5.21

Total from investment operations	5.03	(5.57)	0.36	(1.94)	5.22

Less distributions:
Dividends from net investment income	(0.03)	--	(0.01)	(0.03)	(0.01)
Distributions from capital gains	--	--	(0.20)	(1.95)	(0.25)

Total distributions	(0.03)	--	(0.21)	(1.98)	(0.26)

Net asset value, end of year	$ 17.57	$ 12.57	$ 18.14	$ 17.99	$ 21.91

Total return	40.05%	(30.71%)	2.06%	(9.86%)	31.07%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$ 58	$ 36	$ 54	$ 43	$ 34
Ratio of expenses to average net assets	1.04%	1.06%	1.06%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	0.10%	0.21%	(0.17%)	0.17%	0.04%
Portfolio turnover rate	41%	16%	7%	27%	27%

20

Buffalo Mid Cap Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,		For The Period From December 17, 2001 (Inception) to March 31,
	2004	2003	2002

Net asset value, beginning of period	$7.54	$10.12	$ 10.00

Income from investment operations:
Net investment loss	(0.04)	(0.04)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	4.93	(2.54)	0.13

Total from investment operations	4.89	(2.58)	0.12

Less distributions:
Dividends from net investment income	--	--	--
Distributions from capital gains	--	--	--

Total distributions	--	--	--

Net asset value, end of period	$12.43	$7.54	$ 10.12

Total return*	(64.85%)	(25.49%)	1.20%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$ 112	$ 39	$ 32
Ratio of expenses to average net assets**	1.03%	1.10%	1.16%
Ratio of net investment income to average net assets**	(0.48%)	(0.59%)	(0.71%)
Portfolio turnover rate	24%	8%	3%
*	Total return not annualized for periods less than one full year
**	Annualized for periods less than one full year

21

Buffalo Science & Technology Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,		For The Period From April 16, 2001 (Inception) to March 31,
	2004	2003	2002

Net asset value, beginning of period	$ 6.01	$ 10.18	$ 10.00

Income from investment operations:
Net investment loss	(0.04)	(0.05)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	5.07	(4.12)	0.23

Total from investment operations	5.03	(4.17)	0.18

Less distributions:
Dividends from net investment income	--	--	--
Distributions from capital gains	--	--	--

Total distributions	--	--	--

Net asset value, end of period	$11.04	$ 6.01	$ 10.18

Total return*	83.69%	(40.96%)	1.80%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 15	$ 19
Ratio of expenses to average net assets**	1.03%	1.23%	1.17%
Ratio of net investment income to average net assets**	(0.55%)	(0.73%)	(0.77%)
Portfolio turnover rate	38%	26%	4%
*	Total return not annualized for periods less than one full year
**	Annualized for periods less than one full year

22

Buffalo Small Cap Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$ 13.79	$ 21.08	$ 14.97	$ 15.38	$ 9.49

Income from investment operations:
Net investment loss	(0.10)	(0.10)	(0.03)	(0.01)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	12.21	(7.16)	6.17	1.27	6.13

Total from investment operations	12.11	(7.26)	6.14	1.26	6.10

Less distributions:
Dividends from net investment income	--	--	--	--	--
Distributions from capital gains	(0.20)	(0.03)	(0.03)	(1.67)	(0.21)

Total distributions	(0.20)	(0.03)	(0.03)	(1.67)	(0.21)

Net asset value, end of period	$ 25.70	$ 13.79	$ 21.08	$ 14.97	$ 15.38

Total return*	88.07%	(34.49%)	41.04%	8.95%	64.87%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$ 1,705	$ 686	$ 1,285	$ 53	$ 35
Ratio of expenses to average net assets**	1.01%	1.02%	1.01%	1.04%	1.12%
Ratio of net investment income to average net assets**	(0.53%)	(0.55%)	(0.44%)	(0.12%)	(0.27%)
Portfolio turnover rate	22%	24%	6%	31%	42%
*	Total return not annualized for periods less than one full year
**	Annualized for periods less than one full year

23

Buffalo USA Global Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of year	$ 13.04	$18.84	$ 17.48	$ 25.01	$ 16.27

Income from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.06)	(0.01)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	6.12	(5.79)	1.42	(4.67)	9.71

Total from investment operations	6.14	(5.80)	1.36	(4.68)	9.68

Less distributions:
Dividends from net investment income	--	--	--	--	(0.02)
Distributions from capital gains	--	--	--	(2.85)	(0.92)

Total distributions	--	--	--	(2.85)	(0.94)

Net asset value, end of year	$ 19.18	$13.04	$ 18.84	$ 17.48	$ 25.01

Total return	47.11%	(30.79%)	7.78%	(19.80%)	60.72%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$ 79	$ 61	$ 73	$ 49	$ 52
Ratio of expenses to average net assets	1.03%	1.04%	1.05%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	0.14%	(0.10%)	(0.39%)	(0.05%)	(0.16%)
Portfolio turnover rate	21%	7%	6%	17%	35%

24

How to Purchase Shares

No Load Funds
  There are no sales commissions or Rule 12b-1 distribution fees charged on investments in a Fund.
How to Buy Shares

To make an initial purchase, your purchase order must be received by the Funds in “good order.” “Good order” means that your purchase includes (1) a completed account application or investment stub, (2) the dollar amount of shares to be purchased, and (3) a check payable to U.S. Bank, N.A., which indicates your investment in a Fund (see chart on page 34 for details on making investments in the Funds). In general, you may purchase shares of the Funds as indicated below.
  By phone, Internet, mail or wire;
  Through Automatic Monthly Investments;
  Through exchanges from another Buffalo Fund; and,
  Cashier’s checks and money orders under $10,000, third party checks, credit card checks, Treasury checks, traveler’s checks or starter checks will not be accepted as payment.
Minimum Initial Investment
  $2,500 for regular accounts, unless opened via an exchange;
  $1,000 for exchanges from another Buffalo Fund.
  $250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or,
  $100 initial purchase for any account when an Automatic Monthly Investment Plan is established for at least $100 per month.
Minimum Additional Investment
  $100 by phone, Internet or mail;
  $100 by wire;
  $100 for Automatic Monthly Investments (“ACH”); and,
  $100 for exchanges from another Buffalo Fund.
Automatic Monthly Investments

Automatic Monthly Investments are processed in an agreed amount each month that is debited through an ACH transaction from a shareholder’s pre-identified bank account.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

25

How to Redeem Shares

You may withdraw proceeds from your account at any time subject to the “Timing of Requests” provisions, below. There is no minimum limit for withdrawal via telephone or letter, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service. Redemption requests by mail must be received by the Funds in “good order.” For redemption requests, “good order” means that (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed, (2) the request properly identifies your account number, (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered, and, if applicable (4) the signatures on the request are guaranteed. Amounts over $25,000 must be made in writing and be signature guaranteed. Additionally, signature guarantees are required when any of the following are true:
  You request redemption proceeds that are being sent to a different payee, bank, or address than that which the Funds have on file;
  You request a redemption to the address of record within 15 days of changing that address;
  You are changing the account registration or sending proceeds to a Buffalo account with a different registration.
For further instructions about signature guarantees, see the “Signature Guarantees” section on page 30.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal Income tax. Generally, redemption requests failing to indicate such a withholding election will be subject to 10% withholding. Please refer to your IRA Disclosure statement for more information.

Shareholder Services

The following services are also available to shareholders. Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.
  Uniform Transfers/Gifts to Minors Accounts.
  Transfer on Death (“TOD”) Accounts.
  Accounts for corporations, partnerships and retirement plans.
  Traditional IRA accounts.
  Roth IRA accounts.
  Coverdell Education Savings Accounts.
  Simplified Employee Pensions (“SEPs”).
How Share Price is Determined

Shares of each Fund are purchased or redeemed at their net asset value per share next calculated after your purchase order and payment or redemption order is received in “good order” by the Funds. In the case of certain authorized financial intermediaries, such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the net asset value per share next effective after receipt by such intermediary, consistent with applicable laws and regulations. Other intermediaries may set cut-off times for the receipt of orders that are earlier than the Funds’.

A Fund’s net asset value is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time), on days when the Funds are open for business. The Funds are generally closed on weekends, days when the New York Stock Exchange is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

Each security owned by a Fund that is listed on a securities exchange (including ADRs) is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the applicable Buffalo Fund’s Board. Under these fair value procedures the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Funds’ Advisor and administrator. These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market or world events cause the Funds’ management to believe that a security’s last sale price may not reflect its actual market value. By using fair value pricing procedures, the goal is to ensure that the Funds are accurately priced. The effects of using fair value pricing is that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.

26

Distributions and Taxes

The Buffalo Balanced and Buffalo High Yield Funds pay distributions from net investment income quarterly, usually in March, June, September and December. The Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology, Buffalo Small Cap and Buffalo USA Global Funds pay distributions from net investment income semi-annually, usually in June and December. The Buffalo Micro Cap Fund pays distributions from net investment income annually, usually in December. Distributions from net capital gains realized on the sale of securities will be declared by each of the Buffalo Balanced, Buffalo Mid Cap, Micro Cap and Small Cap Funds annually on or before December 31 and by each of the Buffalo High Yield, Buffalo Large Cap, Buffalo Science & Technology and Buffalo USA Global Funds semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of the Buffalo Fund in which you have invested unless you have elected on your original application, or by written instructions filed with the applicable Fund, to have them paid in cash ($10 minimum check amount). The Fund will automatically reinvest all dividends under $10 in additional shares of the Fund. There are no fees or sales charges on reinvestments. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current net asset value, and to reinvest all subsequent distributions.

Tax Considerations – In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designed by certain Funds may be qualified dividend income eligible for taxation by individual shareholders as long-term capital gain rates, provided certain holding period requirements are met.

If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, and exchange of your Fund shares for shares of a different Buffalo Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

Backup Withholding--By law, the Buffalo Funds must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security/taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Buffalo Funds must also withhold if the IRS instructs them to do so. When withholding is required, the amount will be 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

27

Additional Policies about Transactions

The Buffalo Funds cannot process a transaction request unless it is properly completed as described in this section. To avoid delays, please call the Funds if you have any questions about these policies. The Buffalo Funds reserve the right to cancel or change these transaction policies at any time with or without notice.

If you wish to purchase (or redeem) shares of a Buffalo Fund through a broker, a fee may be charged by that broker. You may also contact the Buffalo Funds directly to purchase and redeem shares of the Funds without this fee. In addition, you may be subject to other policies or restrictions of the broker, such as higher minimum account value.

Purchases--The Buffalo Funds may reject purchase orders when they are not received by the Funds in “good order” or when in it is in the best interest of the Funds and its shareholders to do so. If your check or automated clearinghouse (“ACH”) does not clear, you will be charged a fee of $25.

Please note that the Buffalo Micro Cap, Buffalo Small Cap and Buffalo High Yield Funds are currently closed to purchases through broker dealers. The Advisor believes that closing these Funds to these distribution channels is the best way to ensure these Funds can best achieve their investment objectives. These Funds may open to purchases by broker dealers in the future if, in consultation with the Advisor, the Funds’ Board of Trustees deems it is in a Fund’s best interests to do so. If a Fund opens to purchases by broker dealers in the future, allocations to individual purchasers may be limited to a certain dollar size. These funds are currently open to direct investments, investments by existing shareholders and to 401(k) plans. However, these channels could close in the future if the Advisor determines it is in the best interests of shareholders.

Redemptions--The Buffalo Funds try to send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted. But the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine. Under certain circumstances, the Funds may pay you proceeds in the form of portfolio securities owned by the Buffalo Fund from which you are redeeming shares. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted. Additionally, if the Funds redeem their securities in this manner, you will realize a capital gain or loss for federal income tax purposes on each security so redeemed.

If you request a redemption within 12 days of purchase, the Funds will delay sending your proceeds until unconditional payment has been collected. This may take up to 12 days from the date of purchase. For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who have an IRA or other retirement plan must indicated on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemption Fee--If shares of the Buffalo High Yield or the Buffalo Micro Cap Funds are sold or exchanged within 180 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Market Timers--The Funds may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you (i) request a redemption or exchange of a Fund’s shares within ninety days or less of an earlier purchase or exchange request, (ii) make investments of large amounts followed by a redemption or exchange request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

Closure of the Fund--The Advisor retains the right to close any Buffalo Fund or partially close any Fund if it is determined to be in the best interest of shareholders. The Buffalo Micro Cap Fund intends to close to all new investors at approximately $250 million of assets. Based on market and Fund conditions, the Advisor may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.

28

Signature Guarantees--Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature from a notary public is not a signature guarantee. For your protection, the Funds require a guaranteed signature if you request:
  A redemption check sent to a different payee, bank or address than that which the Funds have on file;
  A redemption check mailed to an address that has been changed within the last 15 days;
  A redemption for $25,000 or more in writing; and,
  A change in account registration or redemption instructions.
Corporations, Trusts and Other Entities--Persons who want to purchase or redeem shares of a Buffalo Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act. The Funds cannot process requests until all required documents have been provided. Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund--You must meet the minimum investment requirement of the new Buffalo Fund in which you wish to exchange your shares. You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account. The names and registrations on both accounts must be identical. Your shares must have been held in an open account for 15 days or more, and the Funds must have received full payment before an exchange will be processed. You should familiarize yourself with the new Buffalo Fund in which you are investing. All Shareholders are able to perform exchanges by telephone automatically.

Telephone/Internet Services--During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Buffalo Funds by mail or by accessing the Funds web site at www.buffalofunds.com on the World Wide Web. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed neither the Funds nor any person or entity that provides services to the Buffalo Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Information--To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Buffalo Fund shareholders have the same last name and address, the Funds may send only one Prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Buffalo Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests--Your price per shares will be the net asset value (“NAV”) next computed after your request is received in good order by the Funds, their agents or an authorized financial intermediary. All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds’ transfer agent at 1-800-492-8332 if you need additional assistance when completing your application.

29

Privacy Policy

This Privacy Policy has been adopted by the Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Science & Technology Fund, Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Mid Cap Fund and Buffalo Micro Cap Fund (hereafter, the “Funds”). The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by Kornitzer Capital Management, Inc. (“Kornitzer”) an investment adviser registered with the Securities and Exchange Commission that serves as the investment adviser and manager of the Funds.

The Funds and Kornitzer are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION
We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?
Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select. The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information
  Name
  Address
  Birthdate
  Phone number
  Social Security number
  Mother’s maiden name
  E-mail address
  Product-Related Personal Information
  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

30

GENERAL PRIVACY PROCESSES
How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with 1) legal processes, 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public, 3) as part of inspections or examinations conducted by our regulatory agencies and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisers, attorneys and CPAs who you have retained to advise you in a transaction; persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

31

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

32

Conducting Business with the Buffalo Funds

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES

1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must authorize each type of transaction on your account application or on the appropriate form. If you call, the Funds’ representative may request personal identification and tape-record the call.
If you already have a Buffalo Fund account, you may open an account in another Buffalo Fund ($1,000 minimum). The names and registrations on the accounts must be identical.
You may make additional investments ($100 minimum) by telephone/on-line. After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and the participating banks.

You may withdraw any amount up to $25,000 by telephone/on-line, provided that you have registered for this service previously. The Funds will send money only to the address of record, via ACH or by wire.
You may exchange existing shares ($1,000 minimum exchange) for shares in another Buffalo Fund. The shares being exchanged must have been held in an open account for 15 days or more.

BY MAIL
All Purchases and Redemptions:
Regular Mail
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Complete and sign the application that accompanies this Prospectus. Your initial investment must meet the account minimum requirement. Make your check payable to Buffalo Funds. and be sure to indicate the name of the Fund in which you are investing.
Make your check ($100 minimum) payable to Buffalo Funds and mail it to the Funds. Always identify your account number or include the detachable investment stub (from your confirmation statement).
In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. The Funds will send money only to the address of record, via ACH or by wire.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the name of the Buffalo Fund into which the money is being transferred.

33

BY WIRE
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
Further Credit: (Name of specific Buffalo Fund)
(Shareholder name and account number)

First, contact the Funds by phone to make arrangements with a telephone representative to send in your completed application via facsimile. Within 24 hours of receipt of the faxed application, a telephone representative will provide you with an account number and wiring instructions. You may then contact your bank to wire funds according to the instructions you are given. Your initial purchase will be placed as of the date the funds are received provided the funds are received before the close of the market. If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV. Mail your original application to the Buffalo Funds.

Wire share purchases ($100 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. In order to obtain wiring instructions, and to ensure proper credit, please notify the Funds prior to sending a wire purchase order.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $15 fee is charged. If your written request is received before 4:00 P.M. (Eastern Time) the Funds will normally wire the money on the following business day. If the Funds receive your written request after 4:00 P.M. (Eastern Time), the Funds will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.
Not applicable.

THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Funds by request. All registered owners must sign.	Not applicable.
Automatic Monthly Investment:

You may authorize automatic monthly investments in a constant dollar amount ($100 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. In order to participate in the Automatic Monthly Investment Plan, your bank must be a member of the ACH system.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Systematic Exchanges:

You may authorize systematic exchanges from your account ($100 minimum to an existing Buffalo Account and $1,000 to a new Buffalo account) to another Buffalo Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

34

BUFFALO FUNDS

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds’ annual and semi-annual reports to shareholders contain additional information about each of the Buffalo Fund’s (except the Buffalo Micro Cap Fund) investments and are incorporated herein by reference. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC (202-942-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

Investment Company Act File Numbers

811-8364	Balanced Fund
811-8898	High Yield Fund
811-8900	Large Cap Fund
811-10303	Micro Cap Fund
811-10303	Mid Cap Fund
811-10303	Science & Technology Fund
811-8509	Small Cap Fund
811-8896	USA Global Fund

PART B

BUFFALO BALANCED FUND, INC.
BUFFALO HIGH YIELD FUND, INC.
BUFFALO LARGE CAP FUND, INC.
BUFFALO MICRO CAP FUND
(a series of Buffalo Funds)
BUFFALO MID CAP FUND
(a series of Buffalo Funds)
BUFFALO SCIENCE & TECHNOLOGY FUND
(a series of Buffalo Funds)
BUFFALO SMALL CAP FUND, INC.
BUFFALO USA GLOBAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2004

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus, dated July 29, 2004. Certain information from the Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information. To obtain the Prospectus or the most recent Annual or Semi-Annual Report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

INTRODUCTION

This Statement of Additional Information (“SAI”) supplements the Buffalo Funds’ Prospectus, dated July 29, 2004. This SAI provides additional information concerning the organization, operation and management of the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund, Buffalo Small Cap Fund, Inc., and Buffalo USA Global Fund, Inc. (collectively, the “Buffalo Funds” or the “Fund(s)”).

All of the Buffalo Funds are classified as open-end, management investment companies (or series thereof) under the Investment Company Act of 1940, as amended (the “1940 Act”), and all of the Funds qualify as diversified under the 1940 Act and the Federal tax laws. This means that the Funds allow shareholders to buy and sell shares at any time, as described in the Funds’ Prospectus and in this SAI, and that the assets of the Funds are invested in a diversified portfolio of securities--qualifying the Funds for pass-through tax treatment.

Kornitzer Capital Management, Inc. serves as each Fund’s manager and investment advisor (“KCM” or the “Advisor”). KCM is responsible for the overall management of each of the Funds and makes the Funds’ day-to-day investment decisions.

INFORMATION ABOUT THE FUNDS' INVESTMENTS

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment. If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation. Likewise, in the event that a Fund’s holdings in illiquid securities exceeds its limitations due to market factors, a Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

With regard to the Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds, unless stated otherwise, the objectives, strategies and policies described in this SAI and the Prospectus may not be changed without approval of a majority of the applicable Fund’s outstanding shares. With regard to the Buffalo Micro Cap, Buffalo Mid Cap and the Buffalo Science & Technology Funds, a change in investment objectives, strategies or policies does not require shareholder approval.

Below you will find descriptions of each Fund’s principal investment objective and strategies. Following the Fund descriptions, you will find a more detailed description of the Funds’ investments and their associated risks, with the Funds’ principal investment strategies and policies listed first, followed by additional investment strategies and policies used by the Funds to achieve their investment objective.

DESCRIPTION OF THE FUNDS.

Buffalo Balanced Fund--seeks, as a primary objective, long-term capital growth and, as a secondary objective, high current income. The Fund intends to achieve its primary objective by investing primarily in domestic common stocks and by investing secondarily in convertible debt securities and convertible preferred stocks. The Fund intends to achieve its secondary objective, high current income, by investing in corporate bonds, government bonds, mortgage-backed securities, convertible debt securities, preferred stocks and convertible preferred stocks. The Fund will often invest in higher yielding, high-risk debt securities. The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies. The Fund typically invests at least 25% of its net assets in equity securities and at least 25% of its net assets in debt securities, although the Advisor may deviate from this combination when it believes that doing so is in the best interest of the Fund’s shareholders.

The Advisor expects that the majority of common stocks purchased for the Fund will be of large-capitalization (“large-cap”) companies with most, if not all, listed on the New York Stock Exchange. This Fund considers large-cap companies to be those with market capitalization in excess of $1 billion at the time of initial purchase. The Fund’s Advisor does not intend to make wide use of NASDAQ-listed and other small-capitalization (“small-cap”) companies’ stocks (companies with market capitalization of less than $1 billion at the time of initial purchase).

1

The Fund retains the freedom to invest up to 75% of its net assets in corporate debt securities, convertible debt securities, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities. High-risk debt securities are those rated below BBB by Standard & Poor’s Corporation (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) and are commonly called “junk bonds”. Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund’s investment objectives may be more dependent on the Advisor’s credit analysis ability than it would be for investments in higher rated bonds.

However, the Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality. Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor’s discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

Buffalo High Yield Fund--primarily seeks high current income and secondarily seeks long-term capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in a diversified portfolio of higher yielding, high-risk debt securities. The Fund also generally intends to invest a small percentage of its net assets in equity securities. The Fund will pursue its secondary investment objective, capital growth, through appreciation of the debt and equity securities that it holds. The proportion of the Fund’s net assets invested in debt and equity securities will change over time in accordance with the Advisor’s analysis of economic conditions and the underlying value of securities.

The Fund may invest up to 100% of its net assets in debt securities, including without limitation, corporate and convertible debt securities. The Fund may also purchase government debt securities but will not invest in debt securities issued by foreign governments. The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which places greater importance on the Advisor’s credit analysis ability than investing in higher rated debt securities. The Fund may also invest in preferred stocks and convertible preferred stocks.

The Fund may purchase and invest up to 20% of its net assets in debt securities that are rated less than B, by Moody’s or S&P, or in unrated, similar-quality debt securities. Rated debt securities, which are downgraded to below B quality after purchase, and unrated debt securities, which the Advisor believes have fallen below B quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor’s discretion. The lowest rated debt security that the Fund will hold is D quality (defaulted securities). Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.

The Fund maintains a flexible investment policy with regard to the maturities of the debt securities it holds. But it is presently expected that the average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

If the Advisor believes that a full or partial temporary defensive position is necessary, due to present or anticipated market or economic conditions, the Advisor may take any one or more of the following steps to protect the Fund’s assets: (1) shorten the average maturity of the Fund’s debt securities, (2) hold more or all cash or cash equivalents and (3) emphasize investment in higher grade debt securities. If the Advisor implements a defensive position the Fund's yield may decline, and the Fund may not achieve its investment objectives.

Buffalo Large Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks of large-cap companies. As a non-fundamental policy, the Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization of $10 billion or greater. The Fund’s non-fundamental policy regarding the definition of large-cap companies can be changed without shareholder approval. The Advisor seeks dividend income as a secondary consideration in its stock selection process. The Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries. The Fund expects that the majority, if not all, of the companies in which it invests will be listed on the New York Stock Exchange.

2

Buffalo Micro Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities (including preferred stocks and convertible preferred stock) of micro-capitalization (“micro-cap”) companies. The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization equal to or less than the greater of (1) $600 million, or (2) the median capitalization of companies in the Russell 2000 Index. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index. The Fund will normally invest in a broad array of securities and other investments that are diversified in terms of companies and industries.

Buffalo Mid Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of medium-capitalization (“mid-cap”) companies. The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion. The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo Science & Technology Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of companies expected to benefit from the development, advancement and use of science and technology. The Fund’s principal investment strategy is to select stocks that the Advisor believes have prospects for above average earnings based on intensive fundamental research. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development of the advance. Some of the industries in which the Fund may look to invest include: electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

Buffalo Small Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of smaller, or “small-cap,” companies. The Fund considers a company to be a small-cap company if, at the time of initial purchase, it has a market capitalization of up to $1 billion or in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalization of $2 billion or less at the time of purchase. The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo USA Global Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stocks of companies based in the United States that have substantial international operations. The Fund considers an American company to have substantial international operations if the company receives more than 40% of its revenue or pre-tax income from sales or operations outside of the U.S. The Fund will diversify its investment in these American-based companies so that the Fund is exposed to the markets of at least three different foreign countries. The Fund’s Advisor measures the 40% minimums in income or revenue from international operations by looking at each respective company’s most recent completed quarter of business or its most recently completed fiscal year as of the time that the Fund makes its initial purchase of the company’s securities. The Advisor looks to invest in the common stocks of companies that appear to have above average potential for appreciation; income is a secondary consideration. Under normal circumstances, the Fund will invest a majority of its assets in common stocks listed on the New York Stock Exchange.

3

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS.

Common Stock. All of the Buffalo Funds may invest in the domestic common stock of companies. The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company. The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets. But common stocks, and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Other Equity Securities. To the extent that any of the Buffalo Funds purchase equity securities, other than common stocks, including preferred stocks, convertible preferred stocks and warrants, they will be exposed to the following benefits and risks.

A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, Convertible preferred stock is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

Convertible preferred stock is usually issued either by an operating company or by an investment bank. When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of debt securities issued by that company. When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible stock. If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When convertible preferred stock is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value. This is because the holder of the convertible preferred stock will have recourse only to the issuer. Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. Convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating and investment limitation purposes.

A warrant allows the holder to purchase a security at a fixed price during a preset time period. The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased. If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss. Warrants do not provide the holder the right to receive dividends or the right to vote.

Large-Cap Companies. The Buffalo Large Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of larger companies. Large-cap companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded. Large-cap companies, however, may be unable to respond quickly to new competitive challenges. Large-cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

4

Mid-Cap Companies. The Buffalo Mid Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of mid-cap companies. Mid-cap companies may have more potential for growth than larger companies, but mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Mid-cap company securities also may be bought and sold less often and in smaller amounts than larger company securities. If a Fund wants to sell a large quantity of a mid-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Small-Cap Companies. The Buffalo Small Cap Fund, Micro-Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of small-cap companies. Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap companies may also involve greater risk than investing in larger companies. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Small-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks. If a Fund wants to sell a large quantity of a small-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Micro-Cap Companies. The Buffalo Micro Cap Fund and the Buffalo Small Cap Fund will be exposed to the benefits and risks of investing in the securities of micro-cap companies. Small, less seasoned companies have more potential for rapid growth. They also often involve greater risk than larger companies. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole. In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company. The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies. Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities. The Buffalo Balanced Fund and the Buffalo High Yield Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities. A debt security represents a loan of money by the purchaser of the security to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time. Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

The yields and principle values of debt securities fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. These fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

A convertible debt security is a debt obligation that may be converted in a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible debt security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight debt security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, however, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

5

A convertible debt security is usually issued either by an operating company or by an investment bank. When issued by an operating company, convertible debt tends to be senior to common stock, but subordinate to other types of debt securities issued by that company. When a convertible debt security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. If, however, the parity price, which is the price at which the common stock underlying the convertible debt security may be obtained, of the convertible debt security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When a convertible debt security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible debt security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. The Advisor uses the same criteria to rate a convertible debt security as it uses to rate a more conventional debt security.

The Buffalo Balanced Fund and the Buffalo High Yield Fund purchase debt securities as previously described in this SAI. Consistent with their investment objectives, strategies and policies, the remaining Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated A or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of comparable quality. Rated debt securities, which are downgraded below A after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion. Each of the Buffalo Funds may also purchase debt securities, as stated in this SAI’s Cash management description, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High yield debt securities. The Buffalo Balanced and Buffalo High Yield Funds invest in higher yielding, high-risk debt securities, often referred to as junk bonds. These lower-grade debt instruments generally offer higher yields than other debt securities. They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments. Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions. Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

Credit quality of lower-grade securities can change suddenly and unexpectedly, and, even recently-issued, credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security. For these reasons, the Advisor uses its own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Funds.

As mutual funds investing in debt securities, both of the Funds are subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond’s maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities. The Funds are also subject to income risk, which is the potential for a decline in the respective Fund’s income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due. The credit risk of a Fund depends on the quality of its investments.

6

Asset-Backed Securities. The Buffalo Balanced Fund and the Buffalo High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees, which are generally provided by the issuer, senior-subordinated structures and over-collateralization. As with other debt securities, the value of asset-backed securities will fluctuate in response to changing interest rates and developments with the issuer and the general economy. In addition to risks presented by changes in interest rates, prepayments, early calls and defaults can reduce returns on asset-backed securities.

Mortgage-Backed Securities. The Buffalo Balanced Fund and the Buffalo High Yield Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security’s value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

International Investing. International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the United States economy and can expose a fund to growth in emerging markets. But international investing involves risks such as currency fluctuation and instability. None of the Buffalo Funds intend to invest directly in foreign securities or foreign currencies.

The Buffalo USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations. Although this investment style is not direct foreign investment, the U.S. companies in which this Fund normally invests will directly experience the risk of foreign operations in their day-to-day business.

Each of the other Buffalo Funds may gain international exposure by purchasing American Depository Receipts (“ADRs”), which are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. Dollars and represent ownership in underlying foreign securities. ADRs are issued by domestic banks, are publicly traded in the United States, represent ownership in an underlying foreign security and are subject to similar risks as are other types of foreign investments. Each Fund is authorized to invest up to 25% of its net assets in ADRs, but each Fund presently expects to limit its investments in ADRs to less than 10% of net assets.

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR. Investing in foreign companies, even through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses and may include: currency risks, like adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility, among others. While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR with respect to the U.S. Dollar.

7

Covered Call Options. Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options. A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 25% of a Fund’s net assets may be subject to covered call options. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss. If a Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held. Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which result in a deferral of some losses for tax purposes.

NON-PRINCIPAL INVESTMENT STRATEGIES, POLCIES AND RISKS.

Cash management. Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During such times, the Fund, taking the defensive position, will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds apply the following criteria to their investments:

(1)	Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;
(2)	Commercial paper will be limited to companies rated P-2 or higher by Moody’s or A-2 or higher by S&P, or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;
(3)	The Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P; and,
(4)

The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.

8

Repurchase agreements. Each of the Buffalo Funds may invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by a Fund.

The Funds will enter into repurchase agreements only with United States banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Funds’ Board Members. The term to maturity of a repurchase agreement normally will be no longer than a few days.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is also possible that a Fund may not be able to perfect its interest in the underlying securities.

Illiquid Securities. The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets. The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the Illiquid securities section, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Funds’ Boards. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

9

Temporary Defensive Position. The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets. Also, a temporary defensive strategy still has the potential to lose money.

Other Investment Companies. Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”). A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company. Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

A Fund’s investment in other investment companies may consist of shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

FUNDAMENTAL INVESTMENT RESTRICTIONS.
The Boards of the Buffalo Funds have adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below. These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of (1) more than 50% of the outstanding voting securities of a Fund or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less. Many of these investment restrictions recite the current legal or regulatory requirements. When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

10

Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap and Buffalo USA Global Funds. These four Buffalo Funds will not:

(1)	As to 75% of their respective total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;
(2)	Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;
(3)	Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);
(4)	Make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof;
(5)	Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);
(6)	Invest in companies for the purpose of exercising control of management;
(7)	Purchase securities on margin, or sell securities short, except that a Fund may write covered call options;
(8)	Purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act;
(9)	Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations;
(10)	Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;
(11)	Borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1;
(12)	Make itself or its assets liable for the indebtedness of others;
(13)	Invest in securities which are assessable or involve unlimited liability;
(14)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries; or,

(15)	Purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities, own in the aggregate more than 5% of the outstanding securities of such company.

11

Buffalo Small Cap Fund. The Buffalo Small Cap Fund will not:

(1)
As to 75% of its total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)	Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;
(3)	Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);
(4)

Make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(5)	Purchase securities on margin, or sell securities short, except that the Fund may write covered call options;
(6)	Borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; or,
(7)	Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries. The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

12

Buffalo Micro Cap Fund. The Buffalo Micro Cap Fund will not:

(1)	As to 75% of its total assets, purchase the securities of any one issuer, except the United States government or other investment companies, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;
(2)
Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon;

(3)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)
Make loans to other persons, except by the purchase of debt obligations which are permitted under its investment strategies or policies (entry into a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities will not be deemed a loan for purposes of this investment restriction);

(5)	Purchase securities on margin, or sell securities short, except that the Fund may write covered call options;
(6)
Borrow or pledge its assets in an amount exceeding 10% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 10% of its assets (including the amount borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act. The Fund will not borrow for the purposes of leveraging its investments, but only for temporary or emergency purposes; or,

(7)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries. The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

Buffalo Mid Cap and Buffalo Science & Technology Funds. Neither of these Buffalo Funds will:

(1)	As to 75% of their respective total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;
(2)	Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit either Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries;

13

(3)	Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the regulatory limits allow either Fund to borrow up to 5% of its total assets for temporary purposes and to borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets; the effect of this provision is to allow either Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets, including those assets represented by the borrowing;
(4)	Underwrite the securities of other issuers, except that either Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933;
(5)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
(6)
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities; or,

(7)
Make loans, provided that this restriction does not prevent either Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.
In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Boards of the Buffalo Funds have adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds. A Fund’s Board may change these non-fundamental investment restrictions without shareholder approval.

Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap and Buffalo USA Global Funds. These four Buffalo Funds are permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies. The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act. These Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

14

Buffalo Small Cap Fund. The Buffalo Small Cap Fund will not:

(1)	Invest in companies for the purpose of exercising control of management;
(2)	Purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation;
(3)	Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations; or,
(4)	Except for transactions in its shares or other securities where such person is acting as broker and the brokerage fees and practices are considered normal and generally accepted under the circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest.

Buffalo Science & Technology Fund. The Buffalo Science & Technology Fund will not:

(1)
Invest in other investment companies, including open-end, closed-end or unregistered investment companies, outside of a corporate event (meaning a merger, reorganization, consolidation or similar transaction), beyond the current regulatory limits, which allow the Fund to invest up to 5% of the Fund’s total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies, or operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds; or,

(2)	Invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days, due to restricted trading, at approximately the value at which the Fund has valued the investment; or,
(3)	Borrow for the purpose of leveraging its investments; in this regard, the Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets.

Buffalo Micro Cap Fund. The Buffalo Micro Cap Fund will not:

(1)	Invest in companies for the purpose of exercising control of management;
(2)
Except for transactions in its shares or other securities where such person is acting as broker and the brokerage fees and practices are considered normal and generally accepted under the circumstances existing at the time, enter into dealings with its officers or Trustees, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

(3)	Invest more than 15% of its net assets in illiquid securities. The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security;
(4)
Make any changes in its investment policy of investing at least 80% of its net assets in equity securities of micro-cap companies without first providing the Fund’s shareholders with at least 60 days’ prior notice; or

(5)	Purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

Buffalo Mid Cap Fund. The Buffalo Mid Cap Fund will not:

(1)	Invest in other investment companies, including open-end, closed-end or unregistered investment companies, outside of a corporate event (meaning a merger, reorganization, consolidation or similar transaction), beyond the current regulatory limits, which allow the Fund to invest up to 5% of the Fund’s total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies, or operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds; or,
(2)	Borrow for the purpose of leveraging its investments; in this regard, the Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets.

15

PORTOFLIO TURNOVER.
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover for the Funds as of the fiscal year ended March 31, 2004 were the following:

Name of Fund	Portfolio Turnover
Buffalo Balanced	32%
Buffalo High Yield	51%
Buffalo Large Cap	41%
Buffalo Mid Cap	24%
Buffalo Science & Technology	38%
Buffalo Small Cap	22%
Buffalo USA Global	21%

FUND SECURITIES TRANSACTIONS

The Advisor makes the decisions about buying and selling securities for the Buffalo Funds. It selects brokers and dealers to execute securities transactions, allocates portfolio brokerage and principal business and negotiates commissions and prices for securities. In instances where securities are purchased on a commission basis, the Advisor seeks best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade. The Funds paid the following brokerage commissions for the time periods stated:

Name of Fund	Fiscal Year Ended March 31, 2002	Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2004

Buffalo Balanced	$9,772	$10,775	$24,193

Buffalo High Yield	$3,528	$11,064	$36,522

Buffalo Large Cap	$28,568	$28,317	$46,208

Buffalo Mid Cap*	$46,736	$41,861	$96,867

Buffalo Science & Technology*	$27,309	$30,028	$44,380

Buffalo Small Cap	$1,176,113	$756,190	$1,135,669

Buffalo USA Global	$38,710	$41,455	$64,412

*Buffalo Mid Cap Fund commenced operations on December 17, 2001, and the Buffalo Science & Technology Fund commenced operations on April 16, 2001.

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, the Advisor’s interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker dealers who will provide quality executions at competitive rates. Broker dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Funds will not normally pay a higher commission rate to broker dealers providing benefits or services to it than it would pay to broker dealers who did not provide such benefits or services. However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

16

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Funds’ Boards and the Advisor.

Since the Funds do not market their shares through intermediary brokers and dealers, it is not the Funds’ practice to allocate brokerage or principal business on the basis of sales of their shares that may be made through such firms. However, they may place portfolio orders with qualified broker dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients.

Research services furnished by broker dealers may be useful to the Advisor in serving other clients, as well as the respective Buffalo Funds. Likewise, the Funds may benefit from research services obtained by the Advisor from the placement of its other clients’ portfolio brokerage.

When the Advisor, in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Advisor’s other clients in acquiring or disposing of a security. Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor’s other clients participating in such a transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The table below indicates the total amount of brokerage commissions paid for each Fund for research services for the fiscal year ended March 31, 2004. Research services were not necessarily a factor in the placement of brokerage business.

Fund Name	Commissions
Buffalo Balanced	$898
Buffalo High Yield	$3,100
Buffalo Large Cap	$13,240
Buffalo Mid Cap	$10,951
Buffalo Science & Technology	$8,560
Buffalo Small Cap	$195,000
Buffalo USA Global	$7,878

The Buffalo Balanced Fund and the Buffalo High Yield Fund own securities of their regular broker-dealers. As of the fiscal year ended March 31, 2004, the Funds owned the following dollar amounts of securities of each Fund’s broker-dealers:

Buffalo Balanced	Amounts
Citigroup/Smith Barney	$258,500

Buffalo High Yield	Amounts
Bank of America Corp.	$2,834,300

17

PURCHASING AND SELLING SHARES

PURCHASES.
Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Fund without these fees. Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in the account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information. A duplicate copy of a past annual statement, prior to May 1, 2003, is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested. Annual statements after May 1, 2003 are available from U.S. Bancorp Fund Services, LLC at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Funds management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled. The purchaser may also be prohibited from or restricted in placing further orders.

SALES (REDEMPTIONS).
The Fund Complex will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly.

The Fund Complex may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund’s shareholders.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.

18

MARKET TIMERS.
The Funds do not allow market timers. A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you have (i) requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request, (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

ANTI-MONEY LAUNDERING PROGRAM.
The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

NET ASSET VALUE.
The net asset value and offering price of shares of the Funds will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s net asset value, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading. The Funds do not compute their net asset value on days when the New York Stock Exchange is closed or on the following customary holidays:

New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November

In valuing the Funds’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors/Trustees of the Funds shall determine in good faith to reflect the security’s fair value. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Directors/Trustees determined that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Funds are valued in such manner as the Board of Directors/Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

19

Net Assets
	=	Net Asset Value per share
Shares Outstanding

An example of how the Fund calculated the net asset value per share as of March 31, 2004 is as follows:

Buffalo Balanced Fund

$77,275,255
	=	$9.38
8,242,374

Buffalo High Yield Fund

$324,123,404
	=	$11.24
28,846,573

Buffalo Large Cap Fund

$57,657,005
	=	$17.57
3,281,091

Buffalo Mid Cap Fund

$112,069,977
	=	$12.43
9,014,343

Buffalo Science & Technology Fund

$34,924,341
	=	$11.04
3,164,045

Buffalo Small Cap Fund

$1,704,868,750
	=	$25.70
66,347,885

Buffalo USA Global Fund

$79,192,327
	=	$19.18
4,129,836

ADDITIONAL PURCHASE AND REDEMPTION POLICIES.

The Funds reserve the right to:

(1)	Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders that invest through any of the Funds’ special investment programs;
(2)	Cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

20

(3)	Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you;
(4)	Begin charging a fee for the telephone service and to cancel or change the service upon 60 days written notice to you;
(5)	Begin charging a fee for the systematic redemption plan upon 30 days written notice to you;
(6)	Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders; the Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and
(7)	Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reason to believe that this requirement would be in the best interest of its shareholders.

MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS.
Each Fund is governed by a Board of Directors or Board of Trustees (“Board of Directors”), who are responsible for protecting the interests of Fund shareholders under the laws of Maryland (or Delaware, with regard to the Trustees of the Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Science & Technology Funds). The Directors or Trustees (“Directors”) are experienced business persons, who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and to review performance. The officers of the Funds are responsible for supervising the Funds’ business operations, but the Funds are managed by the Advisor, KCM, subject to the supervision and control of the Directors.

The Boards of each of the Buffalo Funds have reviewed and approved their respective Fund’s investment advisory contract(s) with the Advisor. In approving these agreements, the Boards examined the Advisor’s fees, the Advisor’s ability to invest on behalf of the Funds and the management, advisory and administrative services that the Advisor provides and/or obtains on behalf of the Funds. With respect to each Fund other than the Buffalo Micro Cap Fund, the Board also reviewed reports that compared the Funds’ performance to other mutual funds. These reports showed that the Fund generally performed very well within each of their categories on both a relative and absolute basis. With respect to each Fund, including the Buffalo Micro Cap Fund, the Board also examined reports that compared the Fund’s management fees and overall expenses with those of similar mutual funds. Since each of the Funds has a unitary management fee covering substantially all services and expenses of the Funds, the Board focused on the overall expenses of each Fund, noting that each Fund, except the Buffalo High Yield Fund and the Buffalo Micro Cap Fund, had total expenses below the median of its peer group. With respect to the Buffalo High Yield Fund, the Board considered that the fees were only slightly more than the median of its peer group. With respect to the Buffalo Micro Cap Fund, the Board concluded that while the fees paid to the Advisor for its services to the Buffalo Micro Cap Fund were higher than fees typically paid by other mutual funds, the fees were comparable to other micro-cap funds considering (1) the level of services to be provided, (2) the research intensive investing strategies that will be utilized, (3) the specialized skill required, and (4) the level of resources available to the Advisor to implement its strategies. In addition, it was noted that the management fee paid to the Advisor is used to cover the expenses of the Fund’s administrative, transfer agency and other fund expenses. After looking at all of these factors, the Boards determined, in each case, that the Advisor’s fees are reasonable and that the services that the Advisor provides to the Funds meet or exceed industry standards.

In addition to its fees, the Advisor benefits through its relationship with the Funds by participating in soft dollar arrangements with brokers to whom the Advisor sends Fund business-orders to buy and sell securities on behalf of the Funds. These arrangements, including free research and other incentives, are not uncommon in the industry, and the Funds’ Boards periodically receive and review information from the Advisor regarding its soft dollar arrangements related to Fund business. In some cases, the Advisor may also receive free research and incentives via business it directs to brokers that is not Fund related. In these cases, the Funds may benefit from the soft dollar arrangement even though its business did not create the opportunity for the Advisor to participate in the arrangement.

21

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTORS
Kent W. Gasaway[1] (44) 5420 West 61stPlace Shawnee Mission, KS 66205	Director President and Treasurer	Indefinite term and served since inception. One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company).	Eight	None
Joseph C. Neuberger[1] (41) 615 E. Michigan Street, Milwaukee, WI 53202	Director Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994 - present).	Eight	Trustee, MUTUALS.com (an open-end investment company with four portfolios); Trustee, Zodiac Trust (an open-end investment company with one portfolio)
NON-INTERESTED DIRECTORS
Thomas S. Case (63) 515 Piney Creek Road Reno, NV 89511	Director	Indefinite term and served since inception.	Retired	Eight	None
Gene M. Betts (52) Sprint Corporation 6200 Sprint Parkway Overland Park, KS 66521	Director	Indefinite term and served since February 2001.	Senior Vice President and Treasurer, Sprint Corp. (telecommunications company).	Eight	Director, Garmm Ltd (a global positioning equipment company)
J. Gary Gradinger (59) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Director	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products).	Eight	None
Philip J. Kennedy (57) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Director	Indefinite term and served since May 1995.
Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango; Associate Professor and Chair of Accounting, Business Administration and Entrepreneurship, Benedictine College; formerly Associate Professor, Slippery Rock University; Director, Great Plains Trust Company.
				Eight	None
OFFICERS
Katharine A. Barry (30) 615 E. Michigan Street Milwaukee, WI 53202	Vice President and Compliance Officer	One year term and served since May 2003.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since 1998.	N/A	N/A
Chad E. Fickett (30) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since November 2003.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	N/A	N/A

[1]	Each of these Directors may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act, as amended. Messrs. Neuberger and Gasaway are interested Directors due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Registered Transfer Agent and an affiliate of the Fund’s underwriter. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

22

As of December 31, 2003, the Directors had the following interests in the Buffalo Funds’ securities:

NAME OF DIRECTOR/TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Joseph C. Neuberger	Balanced:	None	None
	High Yield:	None
	Large Cap:	None
	Mid Cap:	None
	Science & Tech:	None
	Small Cap:	None
	USA Global:	None

Philip J. Kennedy	Balanced:	$1-$10,000	Over $100,000
	High Yield:	Over $100,000
	Large Cap:	$50,001-100,000
	Mid Cap:	$50,001-100,000
	Science & Tech:	$10,000-$50,000
	Small Cap:	Over $100,000
	USA Global:	Over $100,000

Thomas S. Case	Balanced:	$1-$10,000	$10,000-$50,000
	High Yield:	$1-$10,000
	Large Cap:	$1-$10,000
	Mid Cap:	None
	Science & Tech:	None
	Small Cap:	None
	USA Global:	$1-$10,000

Gene M. Betts	Balanced:	None	$10,000-$50,000
	High Yield:	None
	Large Cap:	None
	Mid Cap:	$10,000-$50,000
	Science & Tech:	None
	Small Cap:	None
	USA Global:	None

J. Gary Gradiner	Balanced:	None	$1-$10,000
	High Yield:	None
	Large Cap:	None
	Mid Cap:	None
	Science & Tech:	None
	Small Cap:	None
	USA Global:	$1-$10,000

Philip J. Kennedy	Balanced:	Over $100,000	Over $100,000
	High Yield:	$1-$10,000
	Large Cap:	None
	Mid Cap:	$1-$10,000
	Science & Tech:	$1-$10,000
	Small Cap:	$10,000-$50,000
	USA Global:	$1-$10,000

AUDIT COMMITTEE.
The Funds have an Audit Committee, which assists the Funds’ Boards in fulfilling their duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Boards and the independent registered public accounting firm. The Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Funds’ Independent Directors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Funds’ procedures for internal auditing, and reviewing the Funds’ system of internal accounting controls. The Audit Committee met once during the last fiscal year.

23

COMPENSATION.
The Funds do not directly compensate any interested Director or Fund officer for their normal duties and services. Mr. Gasaway and Mr. Neuberger, who are interested Directors due to their employment with the Funds’ Advisor and U.S. Bancorp Fund Services, LLC, respectively, are compensated by those organizations and not by the Funds. U.S. Bancorp Fund Services, LLC is an affiliate of the Funds’ underwriter. The fees of the Independent Directors, including travel and other expenses related to the Board meetings, are paid by the Advisor pursuant to the provisions of the Funds’ Management Agreements.

Each Independent Director receives an annual retainer of $3,000, plus $125 for each Fund Board meeting attended. Each of the Funds’ Boards generally meets four times each year. The following chart sets forth the Directors’ annual compensation, all of which is paid by the Advisor.

Name of Person, Position	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation From Funds and Fund Complex[2] Paid to Directors
Joseph C. Neuberger, Director and Chairman	-0-	-0-	-0-
Kent W. Gasaway, Director, Treasurer and President	-0-	-0-	-0-
Thomas S. Case, Director	$6,500	-0-	$6,500
Gene M. Betts, Director	$6,500	-0-	$6,500
J. Gary Gradinger, Director	$6,500	-0-	$6,500
Philip J. Kennedy, Director	$6,500	-0-	$6,500
1These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2004.
2The Fund Complex is currently comprised of eight separate investment companies with multiple Boards of Directors.

INVESTMENT ADVISOR AND MANAGER.
Kornitzer Capital Management, Inc. (“KCM”) serves as the Funds’ investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989. It currently manages approximately $4 billion in assets for mutual funds, corporations, pensions and individuals. In addition to serving as the Buffalo Funds’ investment advisor and manager, KCM serves as sub-advisor to the AFBA 5 Star Funds, a family of mutual funds sponsored by the Armed Forces Benefit Association with objectives and policies substantially similar to the Buffalo Funds.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business. John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors. Kent W. Gasaway, Robert Male, Susan McElwain and John C. Kornitzer each own more than 5% of the firm.

KCM serves as investment advisor and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee. KCM, provides business management and advisory services, and contracts with others to provide other needed services for the Funds. In this respect, KCM has entered into a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”) in Milwaukee Wisconsin, pursuant to which US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

24

As compensation for its services, each Fund (other than the Buffalo Micro Cap Fund) pays KCM a fee at the annual rate of one percent (1.00%) of each Fund’s average daily net assets. The Buffalo Micro Cap Fund pays KCM a fee at the annual rate of one and one forty-fifth of a percent (1.45%) of the Fund’s average daily net assets. Until May 1, 2003, KCM paid Jones & Babson, Inc. a fee of 50/100 of 1% (0.50%) of each Fund’s average daily net assets out of the fees KCM received from the Funds. This fee was computed daily. As of May 1, 2003, KCM pays US Bancorp a fee of 45/100 of 1% (0.45%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds. Both KCM’s and US Bancorp’s fees are computed daily and the Funds pay KCM’s fees monthly.

For the past three fiscal years, the following management fees were paid to KCM:

Name of Fund	Fiscal Year Ended March 31, 2002	Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2004

Buffalo Balanced	$267,555	$186,201	$418,948

Buffalo High Yield	$553,815	$969,862	$2,281,831

Buffalo Large Cap	$486,077	$410,020	$488,406

Buffalo Mid Cap*	$43,189	$380,358	$685,192

Buffalo Science & Technology*	$106,928	$151,822	$257,299

Buffalo Small Cap	$4,501,220	$8,803,472	$12,756,648

Buffalo USA Global	$569,537	$641,705	$745,365

*Buffalo Mid Cap Fund commenced operations on December 17, 2001, and Buffalo Science & Technology Fund commenced operations on April 16, 2001.

PRINICIPAL UNDERWRITER.
Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter for the shares of the Funds. Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers. The Distributor is an affiliate of US Bancorp.

CODE OF ETHICS.
The Funds, their Advisor and Distributor have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the SEC.

CUSTODIAN.
U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian of each Fund’s investments. The Custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The Funds’ financial statements are audited by an independent registered public accounting firm approved by the Directors each year, and in years in which an annual meeting is held the Directors may submit their selection of an independent registered public accounting firm to the shareholders for ratification. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, is the Funds’ current independent registered public accounting firm.

ADMINISTRATOR.
KCM has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of the net asset value of the Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

25

TRANSFER AGENT.
KCM has retained U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, to serve as the Transfer Agent for each Fund. The Transfer Agent performs shareholder service functions such as maintaining the records of each shareholder’s account, answering shareholders’ inquiries concerning their accounts, processing purchase and redemptions of each Fund’s shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

Certain officers and Directors of the Buffalo Funds are also officers or Directors of KCM or US Bancorp.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the Fund’s outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding equity securities. As of June 30, 2004, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Name and Address	Fund	No. Shares	Percentage

Charles Schwab & Co. Inc.	Buffalo Balanced Fund, Inc.	1,840,185.837	16.30%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo Balanced Fund, Inc.	890,400.948	7.89%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Great Plains Trust Company*	Buffalo Balanced Fund, Inc.	683,242.961	6.05%
House Account – Reinvest/Cap Gains Only
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

Charles Schwab & Co. Inc.	Buffalo High Yield Fund, Inc.	6,463,950.156	22.57%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo High Yield Fund, Inc.	4,818,544.790	16.83%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.	Buffalo Large Cap Fund, Inc.	299,156.561	9.09%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

26

National Financial Services Corp.	Buffalo Large Cap Fund, Inc.	228,247.865	6.94%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Great Plains Trust Company*	Buffalo Large Cap Fund, Inc.	226,955.090	6.90%
House Account - Reinvest
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

Charles Schwab & Co. Inc.	Buffalo Mid Cap Fund	4,452,554.444	35.89%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo Mid Cap Fund	1,660,007.206	13.38%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

National Financial Services Corp.	Buffalo Science & Technology Fund	553,435.265	12.86%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.	Buffalo Science & Technology Fund	511,040.074	11.88%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company*	Buffalo Science & Technology Fund	239,574.400	5.57%
House Account - Reinvest
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

Charles Schwab & Co. Inc.	Buffalo Small Cap Fund, Inc.	28,310,147.394	40.83%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo Small Cap Fund, Inc.	11,182,388.891	16.13%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

28

Charles Schwab & Co. Inc.	Buffalo USA Global Fund, Inc.	1,160,151.664	25.38%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company*	Buffalo USA Global Fund, Inc.	231,082.520	5.06%
House Account - Reinvest
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

* Mr. Kornitzer, President and Chairman of the Advisor, beneficially owns a controlling interest in Great Plains Trust Company, and therefore is considered a principal shareholder in several of the Funds.

MANAGEMENT OWNERSHIP OF THE FUNDS

As of June 30, 2004, officers and Directors owned 13,325.128 shares of common stock of the Buffalo Balanced Fund (0.12%), 19,211.804 shares of common stock of the Buffalo High Yield Fund (0.07%), 7,170.825 shares of common stock of the Buffalo Large Cap Fund (0.22%), 12,444.292 shares of common stock of the Buffalo Mid Cap Fund (0.10%), 10,683.042 shares of common stock of the Buffalo Science & Technology Fund (0.25%), 12,102.240 shares of common stock of the Buffalo Small Cap Fund (0.02%), 9,500.552 shares of common stock of the Buffalo USA Global Fund (0.21%) and 15,000.000 shares of common stock of the Buffalo Micro Cap Fund (0.92%).

In addition, as of December 31, 2003, neither the Directors who are not “interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor. Accordingly, as of December 31, 2003, neither the Directors who are not “interested” persons of the Funds nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, as of December 31, 2003, neither the Directors who are not “interested” persons of the Funds nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or their affiliates.

DISTRIBUTIONS AND TAXES

Distributions of Net Investment Income. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year in December (semi-annually, usually in June and December by each of the Buffalo High Yield, Buffalo Large Cap, Buffalo Science & Technology and Buffalo USA Global Funds), and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Investment in Foreign Securities. A Fund (other than the Buffalo USA Global Fund) may be subject to foreign withholding taxes on dividend income from ADRs. This, in turn, could reduce such a Fund's income dividends paid to you.

29

Your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Information on the Tax Character of Distributions. A Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gain net income earned during the twelve month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund Shares. Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Buffalo Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

30

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of the Fund’s distributions as qualified dividend income. The amount of a Fund’s ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

Buffalo High Yield Fund. Because the Buffalo High Yield Fund’s income is derived primarily from interest rather than dividends, none or only a small percentage of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Dividends-received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

Buffalo High Yield Fund. Because the income of the Buffalo High Yield Fund is derived primarily from interest rather than dividends, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

Investment in Complex Securities. A Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

FINANCIAL STATEMENTS

The audited financial statements of each of the Buffalo Funds (except the Buffalo Micro Cap Fund), which are contained in the March 31, 2004, Annual Report to Shareholders, are incorporated herein by reference. As the Buffalo Micro Cap Fund has recently commenced operations, there are no financial statements available at this time. Once available, however, financial statements of the Buffalo Micro Cap Fund certified by an independent registered public accounting firm will be submitted to shareholders at least annually. Unaudited reports to shareholders will be published at least semi-annually.

GENERAL INFORMATION AND HISTORY

Each of the Buffalo Funds (except for the Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Science & Technology Funds) are incorporated in the State of Maryland and are registered as an investment company under the 1940 Act. Buffalo Balanced Fund, Inc. was incorporated in 1994. Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo USA Global Fund, Inc. were each incorporated in 1995. Buffalo Small Cap Fund, Inc. was incorporated in 1998. Buffalo Science & Technology, Buffalo Micro Cap and Buffalo Mid Cap Funds are each a series of Buffalo Funds. Buffalo Funds was organized as a Delaware statutory trust (“Statutory Trust”) on February 14, 2001. Buffalo Large Cap Fund, Inc. changed its name from Buffalo Equity Fund, Inc. effective February 28, 2002.

31

All shares issued by each Buffalo Fund incorporated in Maryland are of the same class with like rights and privileges as other shares issued by the same Fund. Each full and fractional share, issued and outstanding, has (1) equal voting rights with respect to matters that affect that particular Fund and (2) equal dividend, distribution and redemption rights to the assets of that Fund. Shares when issued are fully paid and non-assessable. Any of these Buffalo Funds may create other series of stock. Shareholders do not have pre-emptive or conversion rights.

With regard to the Buffalo Micro Cap, Buffalo Mid Cap and the Buffalo Science & Technology Funds, an unlimited number of shares of beneficial interest in the Statutory Trust were issued for each of these Funds. All shares of each of these Funds have the same rights and privileges as other shares of the same Fund. Each full and fractional share issued and outstanding has (1) equal voting rights with respect to matters that affect that Fund and (2) equal dividend, distribution and redemption rights to the assets of that Fund. Shares when issued are fully paid and non-assessable. The Statutory Trust may create other series of stock of the Funds that are series of the Statutory Trust. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting. Shares of the Funds have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors.

Shareholder meetings. The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Funds must be held if the Funds receive the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Funds have undertaken that their Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Funds delegate all proxy voting decisions regarding the Funds’ securities to Kornitzer Capital Management, Inc. (“KCM”), the Funds’ investment advisor. As a result, the Advisor’s proxy voting policies and procedures govern how the Funds’ proxies are voted.

KCM’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract. KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, KCM’s utmost concern is that all decisions be made solely in the best interest of the Funds. KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

A proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM’s determination of the Funds’ best interests.

Where a proxy proposal raises a material conflict between KCM’s interests and the Funds’ interest, the advisor will resolve such a conflict in the manner described below:

32

  Vote in Accordance with the Guidelines. To the extent that KCM has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.
  Obtain Consent of Directors. To the extent that KCM has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Funds’ Boards of Directors and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the Boards will include sufficient detail regarding the matter to be voted on and the nature of KCM’s conflict that the Boards would be able to make an informed decision regarding the vote. If a Board does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities held by that account.

KCM will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests. Proposals in this category would include issues regarding the issuer’s Board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.

A description of the Funds/Advisors’ proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

33

APPENDIX-RATINGS INFORMATION

Bond Ratings.

S&P	MOODY’S	DESCRIPTIONS
AAA	Aaa	These are the highest ratings assigned by S&P and Moody's to a debt obligation. They indicate an extremely strong capacity to pay interest and repay principal.
AA	Aa	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.
A	A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Baa
Debt rated BBB/Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB/Baa is regarded as having significant speculative characteristics.

BB	Ba
Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues. But it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-/Baa3 rating.

B	B
Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

CCC	Caa
Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

CC	Ca	The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.
C	C
The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	N/A	The rating CI is reserved for income bonds on which no interest is being paid.
D	D
Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Pitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s. With regard to S&P’s ratings, bonds rated BB, B, CCC and CC are usually considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

34

Commercial Paper Ratings.

S&P	MOODY’S	DESCRIPTION
A-1	Prime-1 (P-1)	This rating indicates that the degree of safety regarding timely payments is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristic while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
B	N/A	Issues rated “B” are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.
C	N/A	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	N/A	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.
Moody’s commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s only rating, prime, means that it believes that the commercial paper note will be redeemed as agreed. The criteria used by Moody’s for rating a commercial paper issuer under this graded system include, but are not limited to the following factors: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. S&P’s commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.

35

35

BUFFALO FUNDS

PART C

OTHER INFORMATION

ITEM 22. EXHIBITS.

(a)	Charter Documents.

(1)	Articles of Incorporation for Buffalo Balanced Fund, Inc. filed and effective in Maryland on January 25, 1994 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-75476 and 811-8364) as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on June 1, 1999.

(i)	Articles Supplementary for Buffalo Balanced Fund, Inc. filed and effective in Maryland on March 19, 2004 is filed herewith as Exhibit No. EX-99.a.1.i.

(2)	Articles of Incorporation for Buffalo Large Cap Fund, Inc. filed and effective in Maryland on November 23, 1994 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87346 and 811-8900) as filed with the SEC via EDGAR on June 1, 1999.

(i)	Form of Articles of Amendment to effect name change from Buffalo Equity Fund, Inc. to Buffalo Large Cap Fund, Inc. filed and effective in Maryland on March 1, 2002 are incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-87346 and 811-8900) as filed with the SEC via EDGAR on July 29, 2002.

(3)	Articles of Incorporation for Buffalo High Yield Fund, Inc. filed and effective in Maryland on November 23, 1994 is filed herewith as Exhibit No. EX-99.a.3.

(i)	Articles of Amendment to effect name change from Buffalo Premium Income Fund, Inc. to Buffalo High Yield Fund, Inc. filed and effective in Maryland on May 11, 1995 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87148 and 811-8898) as filed with the SEC via EDGAR on June 1, 1999.

(ii)	Form of Articles Supplementary for Buffalo High Yield Fund, Inc. filed and effective in Maryland on March 15, 2002 are incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-87148 and 811-8898) as filed with the SEC via EDGAR on July 29, 2002.

(iii)	Articles Supplementary for Buffalo High Yield Fund, Inc. filed and effective in Maryland on December 9, 2003 is filed herewith as Exhibit No. EX-99.a.3.iii.

(4)	Articles of Incorporation for Buffalo USA Global Fund, Inc. filed and effective in Maryland on November 23, 1994 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87146 and 811-8896) as filed with the SEC via EDGAR on June 1, 1999.

(5)	Articles of Incorporation for Buffalo Small Cap Fund, Inc. filed and effective in Maryland on October 16, 1997 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-40841 and 811-08509) as filed with the SEC via EDGAR on June 1, 1999.

	(i)	Form of Articles Supplementary for Buffalo Small Cap Fund, Inc. filed and effective in Maryland on February 14, 2002 are incorporated herein by reference to Registrant’s Registration Statement on Form N-1A File Nos. (333-40841 and 811-08509) as filed with the SEC via EDGAR on July 29, 2002.

(6)	(i)	Agreement and Declaration of Trust for Buffalo Funds dated February 14, 2001 is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on February 21, 2001.

	(ii)	Certificate of Trust for Buffalo Funds as filed with the State of Delaware on February 14, 2001 is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on February 21, 2001.

(b)	By-laws.

(1)	Amended and Restated By-Laws for Buffalo Balanced Fund, Inc. are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-75476 and 811-8364) as filed with the SEC via EDGAR on June 1, 1999.

(2)
Amended and Restated By-Laws for Buffalo Large Cap Fund, Inc. are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87346 and 811-8900) as filed with the SEC via EDGAR on June 1, 1999.

(3)	Amended and Restated By-Laws for Buffalo High Yield Fund, Inc. are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87148 and 811-8898) as filed with the SEC via EDGAR on June 1, 1999.

(4)	Amended and Restated By-Laws for Buffalo USA Global Fund, Inc. are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87146 and 811-8896) as filed with the SEC via EDGAR on June 1, 1999.

(5)	By-Laws for Buffalo Small Cap Fund, Inc. are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-40841 and 811-08509) as filed with the SEC via EDGAR on June 1, 1999.

(6)	By-Laws for Buffalo Funds are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on February 21, 2001.

(c)	Instruments Defining the Rights of Security Holders.

(1)	Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo Small Cap Fund, Inc.:

Specimen copies of securities of the Registrants are incorporated herein by reference to the Registrants' Registration Statement on Form N-1A (File Nos. 33-75476 and 811-8364) as filed with the SEC via EDGAR on June 1, 1999.

(2)	Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo Small Cap Fund, Inc.:

See Article II, “Meeting of Stockholders,” Article IV, “Notices” and Article IX, “Stock” of the Registrants’ Articles of Incorporation. See also, FIFTH and SIXTH of the Registrants’ Amended and Restated By-laws. The Articles of Incorporation and Amended and Restated By-Laws of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo Small Cap Fund, Inc. are incorporated herein by reference to the Registrants’ Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 1, 1999. The Articles of Incorporation of Buffalo High Yield Fund, Inc. are filed herewith and the By-laws are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 1, 1999.

(3)	Buffalo Funds:

See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article II, "Meetings of Shareholders" of the Registrant's By-Laws. The Agreement and Declaration of Trust and the By-Laws of the Buffalo Funds are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on February 21, 2001.

(d)	Investment Advisory Contracts.

(1)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo Balanced Fund, Inc. dated February 7, 2001 is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-75476 and 811-8364) as filed with the SEC via Edgar on June 7, 2001.

(2)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo Large Cap Fund, Inc. dated February 7, 2001 is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-87346 and 811-8900) as filed with the SEC via EDGAR on June 7, 2001.

(3)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo High Yield Fund, Inc. dated February 7, 2001 is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-87148 and 811-8898) as filed with the SEC via EDGAR on June 7, 2001.

(4)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo USA Global Fund, Inc. dated February 7, 2001 is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-87146 and 811-8896) as filed with the SEC via EDGAR on June 7, 2001.

(5)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo Small Cap Fund, Inc. dated February 7, 2001 is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 333-40841 and 811-08509) as filed with the SEC via EDGAR on June 7, 2001.

(6)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo Funds, on behalf of its series, Buffalo Mid Cap Fund and Buffalo Science & Technology Fund, dated February 14, 2001 is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on December 4, 2001.

(7)
Management Agreement between Kornitzer Capital Management, Inc. and Buffalo Funds, on behalf of its series, Buffalo Micro Cap Fund, dated May 20, 2004 is incorporated herein by reference to Registrant’s Registration Statement on Form N1-A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on May 19, 2004.

(e)	Distribution Contracts.

(1)	Form of Distribution Agreement between Quasar Distributors, LLC. and Kornitzer Capital Management, Inc. as investment adviser action on behalf of the Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo Funds dated April 25, 2003 is incorporated herein by reference to each of the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 30, 2003.

(i)	Amended Exhibit A to the Distribution Agreement is incorporated herein by reference to Buffalo Funds’ Registration Statement on Form N1-A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on May 19, 2004.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)
Form of Custodian Agreement between U.S. Bank, N.A. and each of the Registrants is incorporated herein by reference to each of the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR July 30, 2003.

(i)	Amended Exhibit C to the Custodian Agreement is filed herewith as Exhibit No. EX-99.g.1.i.

(h)	Other Material Contracts.

(1)	Master Services Agreement between Kornitzer Capital Management, investment advisor and manager of the Buffalo Funds and U.S. Bancorp Fund Services, LLC dated April 25, 2003 is filed herewith as Exhibit No. EX-99.h.1.

(i)	Amendment to Master Services Agreement regarding AML services dated as of February 20, 2004 is filed herewith as Exhibit No. EX-99.h.1.i.

(ii)	Amendment to Master Services Agreement regarding addition of Micro Cap Fund is filed herewith as Exhibit No. EX-99.h.1.ii.

(i)	Legal Opinions.

(1)	Opinion and Consent of Counsel for Buffalo Balanced Fund, Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-75476 and 811-8364) as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on July 28, 2000.

(2)	Opinion and Consent of Counsel for Buffalo Large Cap Fund, Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87346 and 811-8900) as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on July 28, 2000.

(3)	Opinion and Consent of Counsel for Buffalo High Yield Fund, Inc. is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 33-87148 and 811-8898) as filed wit the Securities and Exchange Commission (the “SEC”) via EDGAR on July 29, 2002.

(4)
Opinion and Consent of Counsel for Buffalo USA Global Fund, Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-87146 and 811-8896) as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on July 28, 2000.

(5)	Opinion and Consent of Counsel for Buffalo Small Cap Fund, Inc. is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File Nos. 333-40841 and 811-08509) as filed with the Securities and Exchange Commission (the “SEC”) via EDGAR on July 29, 2002.

(6)	Opinion and Consent of Counsel for Buffalo Funds, except with respect to the Buffalo Micro Cap Fund, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on December 4, 2001.

(7)
Opinion and Consent of Counsel for Buffalo Funds, with respect to the Buffalo Micro Cap Fund, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 333-56018 and 811-10303) as filed with the SEC via EDGAR on May 19, 2004.

(j)	Other Opinions.

(1)	Consents of Auditors.

(i)	Consent of Auditors for Buffalo Balanced Fund, Inc. is filed herewith as Exhibit No. EX-99.j.1.i.

(ii)	Consent of Auditors for Buffalo Large Cap Fund, Inc. is filed herewith as Exhibit No. EX-99.j.1.ii.

(iii)	Consent of Auditors for Buffalo High Yield Fund, Inc. is filed herewith as Exhibit No. EX-99.j.1.iii.

(iv)	Consent of Auditors for Buffalo USA Global Fund, Inc. is filed herewith as Exhibit No. EX-99.j.1.iv.

(v)	Consent of Auditors for Buffalo Small Cap Fund, Inc. is filed herewith as Exhibit No. EX-99.j.1.v.

(vi)	Consent of Auditors for Buffalo Funds is filed herewith as Exhibit No. EX-99.j.1.vi.

(2)	Powers of Attorney.

(i)	Power of Attorney for Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo Funds is incorporated herein by reference to each of the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR July 30, 2003.

(3)	Counsel Letter. Letter from outside counsel regarding Rule 485(b) is filed herewith as Exhibit No. EX-99.j.3.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

Not Applicable.

(m)	Rule 12b-1 Plan.

Not Applicable.

(n)	Rule 18f-3 Plan.

Not Applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	The Code of Ethics of Kornitzer Capital Management, Inc. is filed herewith as Exhibit No. EX-99.p.1.

(2)	The Code of Ethics for the Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo Funds is filed herewith as Exhibit No. EX-99.p.2.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 24. INDEMNIFICATION.

(a) Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo Small Cap Fund, Inc.:

Reference is made to NINTH of the Registrants’ Articles of Incorporation, which provide for indemnification, as set forth below, with respect to Officers and Directors of the Corporation:

(A)    To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

(B)   The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

(C)   No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(D)   References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

(E)   Each provision of this Article NINTH shall be severable from the remainder, and the invalidity of any such provision shall not affect the validity of the remainder of this Article NINTH.

(b) Buffalo Funds:

Article VII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or Trustee's performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

Article VII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person's capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VII.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Kornitzer Capital Management, Inc. is a federally registered investment adviser that provides investment management services to the Buffalo Funds family of mutual funds and the AFBA 5Star Fund family of funds. Kornitzer also manages the assets of non-fund advisory clients.

For information as to any other business, vocation or employment of a substantial nature in which the Registrant’s investment advisor and each officer of the Registrant’s investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see Kornitzer Capital Management, Inc.’s Form ADV (File #801-34933) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

ITEM 26. PRINCIPAL UNDERWRITER.

(a) Quasar Distributors, LLC, each of the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Glenmede Fund, Inc.
AHA Investment Funds	Guinness Atkinson Funds
Allied Asset Advisors Funds	Harding, Loevner Funds, Inc.
Alpine Equity Trust	The Hennessy Funds, Inc.
Alpine Series Trust	The Hennessy Mutual Funds, Inc.
Alpine Income Trust	Jacob Internet Fund
Alternative Investment Advisors	The Jensen Portfolio, Inc.
Brandes Investment Trust	Kirr Marbach Partners, Funds, Inc.
Brandywine Advisors Fund, Inc.	Kit Cole Investment Trust
Brazos Mutual Funds	Light Revolution Fund, Inc.
Buffalo Funds	LKCM Funds
Buffalo Balanced Fund	Masters’ Select Funds
Buffalo High Yield Fund	Matrix Advisors Value Fund, Inc.
Buffalo Large Cap Fund	Monetta Fund, Inc.
Buffalo Small Cap Fund	Monetta Trust
Buffalo U.S. Global Fund	MP63 Fund
CCM Advisors Funds	MUTUALS.com
CCMA Select Investment Trust	NorCap Funds
Country Mutual Funds Trust	Optimum Q Funds
Cullen Funds Trust	Permanent Portfolio
Everest Funds	Professionally Managed Portfolios
First American Funds, Inc.	Prudent Bear Mutual Funds
First American Insurance Portfolios, Inc.	Rainier Funds
First American Investment Funds, Inc.	SEIX Funds, Inc.
First American Strategy Funds, Inc.	TIFF Investment Program, Inc.
FFTW Funds, Inc.	Wexford Trust
Fort Pitt Capital Funds	Zodiac Trust
Fremont Funds

(b) To the best of each Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not Applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follows:

(a)   With respect to Rules 31a-1(a); 31a-1(b)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

(b)   With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accountant:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wi 53202

(b)   With respect to Rules 31a-1(b)(5), (6), (7), (9), (10) and (1) and 31a-(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:

Kornitzer Capital Management, Inc.
5420 West 61st Place
Shawnee Mission, KS 66205

(c)   With respect to Rule 31a-1(d), certain required books and records will be maintained at he offices of the Registrant’s Principal Underwriters:

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ITEM 28. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29. UNDERTAKINGS.

Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrants certify that they meet all of the requirements for effectiveness of their Registration Statements pursuant to Rule 486(b) under the 1933 Act and have duly caused their Registration Statements to be signed on their behalf by the undersigned, duly authorized, in the City of Kansas City, and the State of Missouri on the 29th day of July, 2004.

Buffalo Balanced Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo Funds

/s/ Kent W. Gasaway*
___________________________
Kent W. Gasaway
President/Treasurer/Director/Trustee

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

Signature	Title	Date

/s/ Kent W. Gasaway* Kent W. Gasaway	President, Treasurer, Director and Trustee	July 29, 2004

/s/ Joseph C. Neuberger Joseph C. Neuberger	Chairman, Director and Trustee	July 29, 2004

/s/ Gene M. Betts* Gene M. Betts	Trustee	July 29, 2004

/s/ Thomas S. Case* Thomas S. Case	Trustee	July 29, 2004

/s/ J. Gary Gradinger* J. Gary Gradinger	Trustee	July 29, 2004

/s/ Philip J. Kennedy* Philip J. Kennedy	Trustee	July 29, 2004

* By: /s/ Joseph C. Neuberger Joseph C. Neuberger (Pursuant to Power of Attorney previously filed)

EXHIBIT INDEX

Exhibit	Exhibit No.

Articles Supplementary for Buffalo Balanced Fund, Inc.	EX-99.a.1.i

Articles of Incorporation for Buffalo High Yield Fund, Inc.	EX-99.a.3

Articles Supplementary for Buffalo High Yield Fund, Inc.	EX-99.a.3.iii

Amended Exhibit C to the Custodian Agreement	EX-99.g.1.i

Master Services Agreement	EX-99.h.1

Amendment to Master Services Agreement	EX-99.h.1.i

Amendment to Master Services Agreement	EX-99.h.1.ii

Consent of Auditor for Buffalo Balanced Fund, Inc.	EX-99.j.1.i

Consent of Auditor for Buffalo Large Cap Fund, Inc.	EX-99.j.1.ii

Consent of Auditor for Buffalo High Yield Fund, Inc.	EX-99.j.1.iii

Consent of Auditor for Buffalo USA Global Fund, Inc.	EX-99.j.1.iv

Consent of Auditor for Buffalo Small Cap Fund, Inc.	EX-99.j.1.v

Consent of Auditor for Buffalo Funds	EX-99.j.1.vi

Outside Counsel 485(b) Letter	EX-99.j.3

Code of Ethics of Kornitzer Capital Management, Inc.	EX-99.p.1

Code of Ethics of Buffalo Family of Funds	EX-99.p.2